---------------

    GALAXY
    ------
     FUNDS
     -----

--------------------------------------------------------------------------------




                               [Graphic Omitted]




--------------------------------------------------------------------------------
 TAXABLE BOND FUNDS REPORT
--------------------------------------------------------------------------------

  SHORT-TERM BOND FUND . INTERMEDIATE GOVERNMENT INCOME FUND .
  CORPORATE BOND FUND . HIGH QUALITY BOND FUND


----------------------
  SEMI-ANNUAL
  REPORT

  FOR THE SIX MONTHS
  ENDED APRIL 30, 1997
----------------------

-------------
 CHAIRMAN'S
  MESSAGE
-------------

Dear Shareholder:
      In the last six months bond prices have fluctuated substantially. Early on, signs of moderating economic growth encouraged expectations for stable inflation and interest rates. Later, however, there were indications that growth was accelerating -- which rekindled inflation concerns and caused interest rates to rise. Changing forecasts for the economy and inflation resulted in stock prices becoming more volatile, too.
      As experienced investors know, such fluctuations are part of normal market cycles. By historical measures, recent changes in the prices of bonds were quite minor. The changes demonstrate, however, the importance of two time-honored investment strategies -- diversification and dollar cost averaging.
      First, because individual asset classes often move in different directions, diversifying your investments in stocks, bonds and money market instruments can help to smooth out your returns over time. Your financial professional can help you decide whether your portfolio is properly diversified for your investment goals and tolerance for risk.
      Secondly, you may also consider a strategy called "dollar cost averaging." By investing the same amount of money in mutual funds each month, you will tend to buy more shares when their prices are low and fewer shares when they are high. While dollar cost averaging cannot guarantee a profit, or protect against a loss, it may be a means of minimizing the impact of market fluctuations over longer periods.*
      You can initiate dollar cost averaging through the Galaxy Automatic Investment Program. The Program waives the normal $2,500 minimum initial fund investment if you invest as little as $50 each month. Your investments will be automatically deducted from your money market fund checking account or from any bank or savings account.
      The enclosed report covers the performance of the Galaxy taxable bond funds for the six months ended April 30, 1997. Inside you'll find a Market Overview, which describes the major economic and market trends during this time, as well as individual Portfolio Reviews, which discuss how Fleet Investment Advisors Inc. managed each of the Funds to attempt to make the most of this environment.
      Should you have questions about this report, or want information on dollar cost averaging and the Galaxy Automatic Investment Program, please contact the Galaxy Service Center at 1-800-628-0414.

Sincerely,

/s/ Dwight E. Vicks, Jr.
Dwight E. Vicks, Jr.
Chairman of the Board of Trustees


MUTUAL FUNDS:

O ARE NOT BANK DEPOSITS

O ARE NOT FDIC INSURED

O ARE NOT OBLIGATIONS OF FLEET BANK

O ARE NOT GUARANTEED BY FLEET BANK

O ARE SUBJECT TO INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
  INVESTED

* Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. Since such a strategy involves continuous investment in securities regardless of price fluctuations, you should consider your financial ability to continue purchases through low price levels.

---------------
MARKET OVERVIEW
---------------

BOND MARKET OVERVIEW

By Fleet Investment Advisors Inc.
      Continued uncertainty over the direction of the economy, inflation and interest rates kept bond prices somewhat volatile in the six months ended April 30, 1997. At the start of the period, signs of moderating growth helped to stabilize interest rates and bond prices. It then became clear, however, that growth was accelerating. While annual inflation rates actually edged lower, the Federal Reserve (the "Fed") boosted short-term interest rates to stem a rise in future inflation.

      Over the six-month period, bond yields rose slightly. During this time, changing investor sentiment caused many adjustments in the spreads between yields of different market sectors. By striving to take advantage of widening yield spreads and higher yields, the Galaxy taxable bond funds performed relatively well during this time.

"During this time, changing investor sentiment caused many adjustments in the spreads between yields of different market sectors. By striving to take advantage of widening yield spreads and higher yields, the Galaxy taxable bond funds performed relatively well during this time."

A REVERSAL IN INTEREST RATES
      When the period began on November 1, 1996, the annual rate of inflation was about 3% and 30-year Treasury bonds were yielding 6.64%. Investors became increasingly optimistic about inflation as the Commerce Department reported that the gross domestic product ("GDP") -- which measures U.S. goods and services -- had grown at an annualized rate of 2.1% in the third quarter of 1996, after improving by 4.7% in the second quarter. Investors were also encouraged by federal election results which suggested new hope for balancing the federal budget.

PERFORMANCE AT-A-GLANCE

Average Annual Returns* as of April 30, 1997
Trust Shares

SHORT-TERM BOND FUND
Inception Date 12/30/91

Six Months*            1.91%
1 Year                 5.34%
3 Years                5.65%
5 Years                5.50%
Life of Fund           5.19%

INTERMEDIATE GOVERNMENT INCOME FUND
Inception Date 9/1/88

Six Months*            1.97%
1 Year                 5.95%
3 Years                6.33%
5 Years                5.88%
Life of Fund           7.27%

CORPORATE BOND FUND
Inception Date 12/12/94

Six Months*            1.30%
5 Years                5.92%
Life of Fund           8.36%

HIGH QUALITY BOND FUND
Inception Date 12/14/90

Six Months*            1.12%
1 Year                 6.05%
3 Years                6.89%
5 Years                7.41%
Life of Fund           7.77%

*Six months returns are unannualized total returns.

      The climate changed in the first months of 1997, as the Commerce Department reported that GDP growth had accelerated to an annualized rate of 4.7% in the fourth quarter of 1996. Although the Commerce Department later revised its fourth-quarter estimate to 3.8%, and inflation fell to 2.5%, investors became worried that strong consumer demand and tight labor markets might boost inflation and stem growth in the future. This, plus concern about an "irrational exuberance" in stock prices, prompted the Fed to raise the Fed Funds rate by 25 basis points on March 25, 1997.

      Expectations for further rate hikes pushed long-term Treasury yields to 7.17% by the middle of April -- the highest they'd been in more than nine months. Signs of slower growth and continued evidence of moderate inflation, however, reduced these expectations in the final weeks of April. By the end of the month, long-term Treasury yields had fallen to 6.96%.

"As interest rates reversed course, and yield spreads changed, we adjusted the maturities and mix of investments in the Galaxy taxable bond funds."

ADDING LONGER-TERM ISSUES AND CORPORATES
      As interest rates reversed course, and yield spreads changed, we adjusted the maturities and mix of investments in the Galaxy taxable bond funds.

      Once yields were higher, we added issues with longer maturities to lock in these yields for a longer period of time. We also added investments in mortgage-backed securities, which benefited as higher interest rates discouraged the prepayment of home loans. Toward the end of the period, when the yield spreads for mortgage-backed securities and Treasuries became quite narrow, we traded mortgage investments for government issues.

PERFORMANCE AT-A-GLANCE**

Average Annual Returns* as of April 30, 1997
Retail A Shares

SHORT-TERM BOND FUND
Inception Date 12/30/91

Six Months*          -1.99%
1 Year                1.15%
3 Years               4.08%
5 Years               4.56%
Life of Fund          4.32%

INTERMEDIATE GOVERNMENT INCOME FUND
Inception Date 9/1/88

Six Months*          -1.97%
1 Year                1.67%
3 Years               4.72%
5 Years               4.93%
Life of Fund          6.70%

HIGH QUALITY BOND FUND
Inception Date 12/14/90

Six Months*          -2.75%
1 Year                1.92%
3 Years               5.39%
5 Years               6.49%
Life of Fund          7.05%

*  Six months returns are unannualized total returns.
** Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

---------------
MARKET OVERVIEW
---------------

      Although the spreads between their yields remained relatively tight, government securities outperformed corporate issues at several points during the period. This occurred as expectations for slower growth and large supplies of new corporate issues put downward pressure on corporate prices. When corporate prices and yields grew more attractive, we found many investment opportunities in that sector. Throughout the period we emphasized issues that could not be called in by their issuers, which further enhancd the Funds' yields.

"Although the spreads between their yields remained relatively tight, governmental securities outperformed corporate issues at several points during the period. This occurred as expectations for slower growth and large supplies of new corporate issues put downward pressure on corporate prices."

LOOKING AHEAD TO SLOWER GROWTH
      Fleet Investment Advisors Inc. expects bond yields to remain in a relatively narrow range in the months ahead -- fluctuating as outlooks for the economy and inflation change. With a Commerce Department report at the end of April estimating a 5.6% annual rate of GDP growth for the first quarter of 1997, there may be further economic strengthening that prompts another modest increase in interest rates. We believe GDP growth will slow to 3% later in the year, however, as higher interest rates, the strong dollar and an aging business cycle take their toll. Under that scenario, inflation should remain below 3% and bond yields should stabilize or even edge lower.

      If bond yields move higher in the meantime, we may continue to increase investments in longer-term issues. Besides locking in the higher yields for a longer period of time, longer-term investments should outperform shorter-term investments if interest rates fall and bond prices rise. If slower growth makes the prices of corporate issues more attractive, we may also add investments in that sector. As always, we will emphasize a diverse mix of high-quality investments that cannot be called in by their issuers.

PERFORMANCE AT-A-GLANCE**

Average Annual Returns* as of April 30, 1997
Retail B Shares

SHORT-TERM BOND FUND
Inception Date 3/4/96

 1.57% Six month returns before contingent deferred sales charge deducted. -3.39% Six month returns after contingent deferred sales charge deducted as if shares were redeemed at end of period.
 4.54% One year returns before contingent deferred sales charge deducted. -0.45% One year returns after contingent deferred sales charge deducted as if shares were redeemed at end of period.
 3.22% Life of fund returns before contingent deferred sales charge deducted. -0.17% Life of fund returns after contingent deferred sales charge deducted as if shares were redeemed at end of period.


HIGH QUALITY BOND FUND
Inception Date 3/4/96

 0.75% Six month returns before contingent deferred sales charge deducted. -4.16% Six month returns after contingent deferred sales charge deducted as if shares were redeemed at end of period.
 5.31% One year returns before contingent deferred sales charge deducted. 0.31% One year returns after contingent deferred sales charge deducted as if shares were redeemed at end of period.
 1.64% Life of fund returns before contingent deferred sales charge deducted. -1.68% Life of fund returns after contingent deferred sales charge deducted as if shares were redeemed at end of period.

* Six months returns are unannualized total returns.

**Retail B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. Total returns are from the date of inception.

------------------


PORTFOLIO REVIEWS
------------------

GALAXY SHORT-TERM BOND FUND

By Perry Vieth
Portfolio Manager

[PHOTO OF PERRY VIETH]

GALAXY SHORT-TERM
BOND FUND

Distribution of Total Net Assets
as of April 30, 1997

Foreign    Asset-Backed    Corporate Notes       U.S. Government
Bonds       Securities         & Bonds         & Agency Obligations

 3%             11%              55%                    33%

Net Other Assets & Liabilities - 2%

      Over the past six months we adjusted the mix of investments and maturity structure of the Galaxy Short-Term Bond Fund to make the most of changing interest rates and bond yields. For the six months ended April 30, 1997, the Fund's Trust Shares earned a total return of 1.91%, and its Retail A Shares had a total return of 1.84% before the deduction of the 3.75% maximum front-end sales charge. During this time, the Fund's Retail B Shares had a total return of 1.57% before the deduction of the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deduction of the front-end sales load and, on page 3 for returns after deduction of the contingent deferred sales charges.)

      Over the same six-month period, the average short-term bond fund tracked by Lipper Analytical Services ("Lipper") earned a total return of 2.20%, and the Lehman Brothers One- to Three-Year Government Bond Index had a return of 2.23%.

ADDING YIELD
      When interest rates were falling at the end of 1996, the Fund benefited from its focus on issues that matured in two years. Having reduced positions in longer-term corporate issues to purchase Treasury debt, we continued to emphasize asset-backed securities and other shorter-term corporate issues. Later, when supplies of longer-term corporate issues increased, and their yields became more attractive, we added selectively to that sector.

      As interest rates rose in 1997, we replaced securities maturing in one year or less with securities maturing in two years -- whose yields had grown especially attractive. This allowed us to lock in the higher yields that became available for longer periods of time. In addition, we increased investments in mortgage-backed securities. Besides providing the Fund with attractive yields, the prices of these issues held up well as interest rates rose -- due to a lower level of home loan prepayments.

      We further enhanced the Fund's yield with purchases of floating-rate corporate securities. Because the coupons on these securities reset frequently, they helped the Fund keep abreast of rising yields. At the same time, the spreads between yields on floating-rate corporate and Treasury issues were more attractive than the yield spreads for other corporate and Treasury securities.

      On April 30, 1997, the Fund's Trust Shares had a 30-day Securities & Exchange Commission ("SEC") annualized yield of 5.69%. On the same date, Retail A Shares had a 30-day SEC annualized yield of 5.45% and, Retail B Shares had a 30-day annualized SEC yield of 4.99%.

FUTURE DIRECTIONS
      If the economy strengthens further, and the Fed raises interest rates to stem inflation, the Galaxy Short-Term Bond Fund should continue to benefit from its investments in floating-rate corporate issues and mortgage-backed securities. Should it look like rates are headed higher, we may add more investments in those sectors.

GALAXY SHORT-TERM BOND FUND
Growth of $10,000 Investment*
                                       Galaxy                        Galaxy
                   Lehman Brothers   Short-Term       Galaxy       Short-Term
                  One to Three Year  Bond Fund -     Short-Term    Bond Fund -
                     Government       Retail A       Bond Fund -    Retail B
    Date             Bond Index        Shares       Trust Shares     Shares

12/30/91              10000             9625            10000
12/30/92              10542            10521            10521
12/30/93              11150            11256            11256
12/30/94              11280            11179            11181
12/30/95              12276            12216            12249         10000
12/30/96              13010            12302            12850          9717
 4/30/97              13300            12528            13096          9980

*Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1997. The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

--------------

PORTFOLIO
REVIEWS
--------------

      If the economy shows signs of weakening, as we think it will later this year, we may add longer-maturity issues to the Fund's portfolio. This would let us lock in higher yields and take advantage of any price gains that might occur as slower growth helps interest rates to fall. In the meantime, we expect to keep the average maturity of the Fund's investments about the same as the average maturity for its market benchmark.

Perry Vieth became manager of the Galaxy Short-Term Bond Fund in March of 1996. He has managed fixed-income investments since 1986.


GALAXY INTERMEDIATE
GOVERNMENT INCOME FUND

By Marie Schofield
Portfolio Manager

[PHOTO OF MARIE SCHOFIELD]

      When interest rates changed course in recent months, the Galaxy Intermediate Government Income Fund was well-positioned to take advantage of rising yields and weather the accompanying decline in bond prices. This helped the Fund deliver a total return that was competitive with returns for other funds having similar investment objectives.

      For the six months ended April 30, 1997, the Fund's Trust Shares had a total return of 1.97%. Over the same time, the Fund's Retail A Shares had a total return of 1.83% before the deduction of the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deduction of the front-end sales load.)

      Those returns compare with a return of 1.34% for the average intermediate government bond fund tracked by Lipper, and a return of 1.74% for the Lehman Brothers Intermediate Government/Corporate Bond Index.

GALAXY INTERMEDIATE
GOVERNMENT
INCOME FUND

Distribution of Total Net Assets
as of April 30, 1997

Corporate Notes   Asset-Backed        U.S. Government    Net Other Assets
   & Bonds         Securities      & Agency Obligations   & Liabilities

     20%              11%                  68%                  1%

CHANGING THE PORTFOLIO MIX
      Before the period began, we had added investments in mortgage-backed and asset-backed securities. The strong yields from these issues helped enhance the Fund's return as interest rates fell at the end of 1996. We further improved returns by replacing Treasury, corporate and asset-backed securities for similar issues whose yields were more attractive.

      Following our active duration discipline -- which analyzes "real" (inflation-adjusted) bond yields -- we gave slightly greater emphasis to shorter-term instruments during that time. We felt this defensive strategy would help to buffer the Fund against higher rates and an accompanying decline in bond prices. When yields rise, and bond prices fall, prices for shorter-term issues tend to outperform prices for longer-term issues.

                     Lehman Brothers   Galaxy Intermediate Galaxy Intermediate
                      Intermediate         Government          Government
                   Government/Corporate   Income Fund -       Income Fund -
                       Bond Index       Retail A Shares       Trust Shares

 9/1/88                  10000               10000                10000
     88                  10312               10390                10390
     89                  11399               11451                11451
     90                  12240               11687                11687
     91                  13933               13482                13482
     92                  15326               14958                14958
     93                  16850               16014                16014
     94                  16524               15307                15310
     95                  18596               17274                17329
     96                  19866               17221                18022
4/30/97                  20212               17535                18356

*Since inception on 9/1/88. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

      This strategy served the Fund well as yields rose at the end of 1996 and into 1997. During the same period, the Fund continued to benefit from the attractive yields of its asset-backed and mortgage-backed securities. In March and April of 1997, the spreads between yields for mortgage-backed securities and Treasury securities narrowed beyond historical norms. At the time, we reduced mortgage-backed securities in favor of Treasury securities. When yields for 30-year Treasury issues moved above 7%, we added intermediate-term issues to the portfolio and extended the Fund's maturity and duration, per our active duration discipline.

      As of April 30, 1997, the Fund's Trust Shares had a 30-day SEC annualized yield of 6.20% and, its Retail A Shares had a 30-day SEC annualized yield of 5.74%.

KEEPING AN EYE ON INTEREST RATES
      We do not expect to further extend the average maturity of the Fund -- unless the economy continues to strengthen, and interest rates rise above current levels. If the yields for mortgage-backed securities become more attractive, we may increase holdings again in that sector.

      In the meantime, we plan to continue to swap corporate issues of similar maturity and credit quality to improve yield, while maintaining sizable investments in asset-backed securities.

Marie Schofield became manager of the Galaxy Intermediate Government Income Fund in November of 1996. She has managed fixed-income investments since 1975.

GALAXY CORPORATE BOND FUND

By David Lindsay
Portfolio Manager

      Changing outlooks for the economy created new investment opportunities for the Galaxy Corporate Bond Fund in the six months ended April 30, 1997. During this time, the Fund's Trust Shares earned a total return of 1.30%. (Please see the chart on page 2 for total returns after deduction of the front-end sales load.)

[PHOTO OF DAVID LINDSAY]

      These returns compare to returns of 1.49% for the average investment grade intermediate bond fund tracked by Lipper and 1.74% for the Lehman Brothers Intermediate Government/Corporate Bond Index.

      At the end of the period the Fund's Trust Shares had a 30-day SEC annualized yield of 6.31%.

NEW OPPORTUNITIES
      When the period began, we were unwinding a barbelled maturity structure for the Fund -- replacing issues that matured in less than one year with issues that matured in two to three years. To do this, we sold Treasury securities and corporate debt of auto finance, food service, electric power and industrial firms, and we bought corporate issues from general finance companies whose prices were attractive due to a relatively large supply of new issues.

      In the first quarter of 1997, as concerns about future economic growth caused corporate bonds to underperform, the Fund benefited from its focus on higher-quality issues -- where tight supplies helped keep upward pressure on prices. Because yields for U.S. Treasury debt were relatively attractive, we sold a higher-yielding, but more illiquid, federal agency issue and increased investments in Treasury issues. As several corporate holdings matured during this time we added bonds of paper, transportation services and fast-food firms -- which offered yields that were particularly strong.

GALAXY CORPORATE BOND FUND

Distribution of Total Net Assets
as of April 30, 1997

Other Corporate
Notes & Bonds &
Net Other Assts &                                             U.S. Government &
Liabilities        Manufacturing  Utilities  Transportation   Agency Obligations

    20%                 7%            11%          7%                14%


Finance    Consumer Staples     Foreign Bonds    Asset-Backed Securities

  22%              6%                 3%                  10%


GALAXY CORPORATE BOND FUND
Growth of $10,000 investment*

                    Lehman Brothers            Galaxy Corporate
                 Intermediate Government/         Bond Fund -
                  Corporate Bond Index           Trust Shares

12/12/94                10000                        10000
      95                10967                        11385
      96                11658                        11954
 4/30/97                11861                        12110

*Since inception on 12/12/94. The Lehman Brothers Intermediate
 Government/Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

      With a further lag in corporate prices during April, we found attractive investment opportunities in the debt of soft-drink and banking firms. We funded these purchases with sales of Treasury issues that we had bought earlier and with prepayments of certain mortgage-backed securities.

TAKING ADVANTAGE OF SLOWER GROWTH
      If higher interest rates and a strong dollar slow economic growth, as we expect, corporate securities may continue to underperform. Should that happen, we would expect to find additional investment opportunities in the corporate sector. To take advantage of such opportunities, we would further reduce the Fund's investments in Treasury and mortgage-backed securities.

      For the time being, we expect to maintain the Fund's holdings in intermediate-term issues. As slower economic growth allows intermediate and longer-term interest rates to move lower, we believe intermediate-term issues could outperform.

David Lindsay has managed the Galaxy Corporate Bond Fund since its inception in December of 1994, the Galaxy Fund II Treasury Index Fund since 1994, and other fixed-income portfolios for Fleet Investment Advisors Inc. since 1986.

GALAXY HIGH QUALITY BOND FUND

[PHOTO OF MARIE SCHOFIELD]

By Marie Schofield
Portfolio Manager

      As bond yields fluctuated over the last six months, we adjusted maturities in the Galaxy High Quality Bond Fund according to our active duration discipline. This strategy, which analyzes "real" (inflation-adjusted) bond yields, calls for us to lengthen the average maturity and duration of the Fund's investments when the yields for 30-year Treasury bonds look attractive -- which is currently around 7%. When real yields are less attractive, we generally have a neutral to shorter maturity structure.

      By using the active duration discipline, and adapting the Fund's investment mix for new opportunities, we helped the Fund earn returns that compared well with its market benchmark and other funds having similar investment objectives. For the six months ended April 30, 1997, the Fund's Trust Shares had a total return of 1.12%. During the same period, its Retail A Shares had a total return of 1.06% before the deducton of the maximum 3.75% front-end sales charge, and its Retail B Shares had a total return of 0.75% before the deduction of the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deduction of the front-end sales load.)

GALAXY HIGH QUALITY BOND FUND
Growth of $10,000 Investment

                                       Galaxy         Galaxy         Galaxy
                   Lehman Brothers  High Quality   High Quality    High Quality
                  One to Three Year  Bond Fund -     Bond Fund -   Bond Fund -
                     Government       Retail A       Retail A        Retail B
                     Bond Index        Shares         Shares         Shares

12/14/90              10000             9625            10000
      91              11155            11003            11003
      92              12329            12139            12139
      93              14009            14037            14037
      94              13359            12856            12859
      95              16856            15230            15259         10000
      96              17355            15280            15939          9626
 4/30/97              17386            15441            16117          9806

*Since inception on 12/14/90 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on April 30, 1997. The Lehman Brothers Long-Term Government/ Corporate Bond Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the expenses and investment management fees incurred by the Fund.

      By comparison, the average A-rated corporate bond fund tracked by Lipper had a total return of 1.31% for the same six-month period, and the Lehman Brothers Long-Term Government/Corporate Bond Index had a return of 0.18%.

      On April 30, 1997, the Fund's Trust Shares had a 30-day SEC annualized yield of 6.05%, and the Fund's Retail A Shares had a 30-day SEC annualized yield of 5.79%. On the same date, the Fund's Retail B Shares had a 30-day SEC annualized yield of 5.26%.

PREPARING FOR HIGHER INTEREST RATES
      In the final months of 1996, we earned good returns from longer-term Treasury bonds, which responded well to renewed optimism about inflation, and outpaced both shorter- and longer-term corporate bonds as economic growth seemed to slow. The Fund also benefited from investments in intermediate-term mortgage-backed securities, due to the continued low levels of home-loan prepayments.


GALAXY HIGH QUALITY
BOND FUND

Distribution of Total Net Assets
as of April 30, 1997

Asset-Backed    Foreign    Corporate Notes   U.S Government &
Securities       Bonds         & Bonds      Agency Obligations

   12%            1%             38%               50%

Net Other Assets & Liabilities - 1%


      Toward the end of the year, as long-term Treasury yields fell below 6.5%, we shortened the Fund's maturity structure -- in keeping with our active duration discipline. We kept the Fund's average maturity and duration shorter than that of its benchmark through the first quarter of 1997, and adopted a "barbelled" maturity structure to reduce the Fund's sensitivity to higher interest rates. In doing so, we replaced some intermediate-term issues with issues that matured in less than three years and more than 20 years. As the spread between yields for mortgage-backed and Treasury securities narrowed to the tightest levels in two years, we replaced some of the Fund's mortgage investments with government securities.

      After the Fed raised short-term interest rates at the end of March, the yield spreads for corporate securities relative to Treasury securities began to widen. In light of their improved value, we added higher quality intermediate and longer-term corporate issues to enhance the Fund's yield. We reduced the barbelled maturity structure, slightly emphasizing 10-year and 30-year Treasury securities. In keeping with our active duration discipline, we extended the average maturity and duration of the Fund in mid-April, as Treasury yields rose above 7%.

FUTURE STRATEGIES
      In the months ahead there may be further opportunities to enhance returns for the Galaxy High-Quality Bond Fund. If yield spreads widen further, we plan to continue to increase the Fund's corporate position and rebuild holdings in mortgage-backed securities. If longer Treasury yields move back above 7%, we may further add to investments in longer-term issues.

--------------------------------------------------------------------------------

Marie Schofield has managed the Galaxy High Quality Bond Fund since March of 1996. She has managed fixed-income investments since 1975.

Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Adviser is presently waiving fees and/or reimbursing expenses. Without such waivers and/or reimbursements, performance would be lower. Past performance is no guarantee of future results. Total return figures in this report include changes in share price, and reinvestment of dividends and capital gains distributions, if any.

               ---------------

                                  SHORT-TERM BOND FUND
                                  PORTFOLIO OF INVESTMENTS
               THE GALAXY FUND    APRIL 30, 1997 (UNAUDITED)
               ---------------

                                                                  VALUE
 PAR VALUE                                                       (NOTE 2)
 ---------                                                       --------

CORPORATE NOTES AND BONDS - 55.19%

                        FINANCE - 33.73%

$ 1,000,000             American General Finance Corp.
                        Senior Note
                        7.70%, 11/15/97....................    $    1,009,760
  1,500,000             Associates Corp. of North America
                        Senior Note
                        6.25%, 03/15/99....................         1,494,375
  3,000,000             Associates Corp. of North America
                        Senior Note
                        5.25%, 03/30/00....................         2,883,750
  3,000,000             AT & T Capital Corp., Series 4, MTN
                        6.39%, 01/22/99....................         2,992,500
  2,000,000             Chrysler Financial Corp., Series Q, MTN
                        5.67%, 03/12/99 (B)................         1,998,198
  1,000,000             CIT Group Holdings, Inc., Senior Notes
                        MTN
                        5.88%, 12/09/99....................           983,750
  2,000,000             Commercial Credit Group, Inc.
                        Senior Note
                        8.50%, 02/15/98....................         2,037,118
  2,000,000             Ford Motor Credit Co.
                        6.38%, 10/06/00....................         1,975,000
  2,500,000             General Electric Capital Corp., MTN
                        5.48%, 03/01/99....................         2,462,500
  3,000,000             General Motors Acceptance Corp.
                        8.00%, 10/01/99....................         3,093,750
  4,000,000             Norwest Financial, Inc., Senior Note
                        MTN
                        6.68%, 09/15/99....................         4,015,000
  2,500,000             Pitney Bowes Credit Corp., Series C
                        MTN
                        6.54%, 07/15/99....................         2,503,125
  1,000,000             Travelers Group, Inc.
                        6.70%, 08/01/99....................         1,003,750
                                                                -------------
                                                                   28,452,576
                                                                -------------
                        CONSUMER STAPLES - 13.15%

  2,000,000             American Home Products Corp.
                        7.70%, 02/15/00....................         2,052,500
  1,000,000             Coca-Cola Enterprises, Inc.
                        7.00%, 11/15/99....................         1,008,750
  5,000,000             Sears Roebuck & Co., MTN
                        7.40%, 03/16/98....................         5,055,845
  3,000,000             Sherwin-Williams Co.
                        6.25%, 02/01/00....................         2,970,000
                                                                -------------
                                                                   11,087,095
                                                                -------------
                        BANKING - 3.57%

  1,000,000             BankAmerica Corp., Senior Note
                        6.00%, 07/15/97....................         1,000,549
  2,000,000             NationsBank Corp, Series C
                        Senior Notes, MTN
                        5.82%, 02/09/00 (B)................         2,005,000
                                                                -------------
                                                                    3,005,549
                                                                -------------
                        AEROSPACE - 3.57%

  3,000,000             Lockheed Martin Corp.
                        6.63%, 06/15/98....................         3,012,897
                                                                -------------
                        TELEPHONE  AND TELECOMMUNICATIONS - 1.17%

  1,000,000             New York Telephone Co.
                        5.25%, 09/01/98....................           987,500
                                                                -------------
                        TOTAL CORPORATE BONDS AND NOTES....        46,545,617
                        (Cost $46,671,160)                      -------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 33.27%

                        U.S. TREASURY NOTES - 19.95%

  4,000,000             5.88%, 08/15/98....................         3,990,035
  6,000,000             4.75%, 10/31/98....................         5,882,994
  5,000,000             5.63%, 11/30/98....................         4,961,445
  1,000,000             5.75%, 12/31/98....................           993,960
  1,000,000             5.88%, 02/28/99....................           994,200
                                                                -------------
                                                                   16,822,634
                                                                -------------
                        FEDERAL NATIONAL MORTGAGE
                          ASSOCIATION - 6.39%

    200,000             6.05%, 01/12/98....................           200,126
  2,500,000             5.32%, 02/10/99, MTN...............         2,460,348
  2,500,000             10.00%, 09/01/20...................         2,730,450
                                                                -------------
                                                                    5,390,924
                                                                -------------
                        FEDERAL HOME LOAN BANK  (A) - 3.81%

  3,215,000             5.28%, 05/01/97....................         3,215,000
                                                                -------------
                        FEDERAL HOME LOAN MORTGAGE
                          CORPORATION - 3.12%

  2,408,450             5.50%, 08/01/00, Pool # M80285.....         2,340,712
    299,229             7.00%, 05/01/19, Pool # D29158.....           290,813
                                                                -------------
                                                                    2,631,525
                                                                -------------
                        TOTAL U.S. GOVERNMENT
                          AND AGENCY OBLIGATIONS...........        28,060,083
                         (Cost $28,070,480)                     -------------

ASSET-BACKED SECURITES - 10.59%

  4,250,000             Chase Manhattan Auto Owner Trust
                        Series 1996-C, Class A3
                        5.95%, 11/15/00....................         4,206,714
  1,750,000             Discover Card Master Trust I
                        Series 1993-2, Class A
                        5.40%, 11/16/01....................         1,723,218
  3,000,000             Sears Credit Account Master Trust
                        Series 1996-2, Class A
                        6.50%, 10/15/03....................         3,003,489
                                                                -------------
                        TOTAL ASSET BACKED SECURITIES......         8,933,421
                        (Cost $8,967,403)                       -------------

FOREIGN BONDS - 3.44%

    900,000             Export-Import Bank of Japan
                        Yankee Debenture
                        8.35%, 12/01/99....................           938,250
  2,000,000             Province of Ontario, Series E, MTN
                        6.00%, 11/18/99....................         1,965,000
                                                                -------------
                        TOTAL FOREIGN BONDS................         2,903,250
                        (Cost $2,935,630)                       -------------

TOTAL INVESTMENTS - 102.49%................................        86,442,371
(Cost $86,644,673)                                              -------------

NET OTHER ASSETS AND LIABILITIES - (2.49)%.................        (2,100,773)
                                                                -------------
NET ASSETS - 100.00%    ...................................     $  84,341,598
                                                                =============
----------------------------
(A)  Annualized yield at time of purchase.
(B)  Interest is reset at various time intervals.
MTN  Medium Term Note

                      See Notes to Financial Statements.

               ---------------

                                  INTERMEDIATE GOVERNMENT INCOME FUND
                                  PORTFOLIO OF INVESTMENTS
               THE GALAXY FUND    APRIL 30, 1997 (UNAUDITED)
               ---------------


                                                                  VALUE
 PAR VALUE                                                       (NOTE 2)
 ---------                                                       --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 68.36%

                        U.S. TREASURY NOTES - 21.33%

$ 2,400,000             9.25%, 08/15/98....................     $   2,492,542
  2,500,000             6.25%, 03/31/99....................         2,500,273
  1,000,000             6.88%, 08/31/99....................         1,011,530
  6,500,000             5.88%, 02/15/00....................         6,413,349
  9,000,000             8.88%, 05/15/00....................         9,611,001
  3,500,000             6.25%, 08/31/00....................         3,479,942
  3,000,000             7.50%, 05/15/02....................         3,121,800
 27,000,000             7.00%, 07/15/06....................        27,453,303
  2,500,000             6.25%, 02/15/07....................         2,418,100
                                                                -------------
                                                                   58,501,840
                                                                -------------
                        FEDERAL NATIONAL
                          MORTGAGE ASSOCIATION - 13.63%

 12,000,000             8.42%, 10/20/04, MTN...............        12,085,800
 10,000,000             8.00%, 04/13/05, Pass-thru
                          Certificate Pool #313180.........        10,134,490
  6,747,155             6.00%, 10/01/09, Pool #303344......         6,426,665
      4,582             8.00%, 10/01/09....................             4,685
  8,000,000             10.00%, 09/01/20, Pool #104992.....         8,737,440
                                                                -------------
                                                                   37,389,080
                                                                -------------
                        U.S. TREASURY BONDS - 13.14%

 13,000,000             11.13%, 08/15/03...................        15,955,147
  3,000,000             11.88%, 11/15/03...................         3,820,138
 13,000,000             10.75%, 08/15/05...................        16,266,770
                                                                -------------
                                                                   36,042,055
                                                                -------------
                        U.S. GOVERNMENT BACKED BONDS - 7.73%

 10,000,000             Small Business Administration
                        Participation Certificates
                        Series SBIC-PS 1995-10B
                        7.25%, 05/10/05....................         9,950,000
  5,000,000             State of Israel
                        6.38%, 08/15/01....................         4,925,000
  6,450,000             State of Israel, Series 6-A Note
                        6.05%, 08/15/00....................         6,337,125
                                                                -------------
                                                                   21,212,125
                                                                -------------
                        FEDERAL HOME LOAN
                          MORTGAGE CORPORATION - 6.75%

  5,074,456             7.00%, 11/01/00, Pool #G50300......         5,085,554
 13,547,234             7.00%, 12/01/10, Pool #E00407......        13,432,923
                                                                -------------
                                                                   18,518,477
                                                                -------------
                        GOVERNMENT NATIONAL
                          MORTGAGE ASSOCIATION - 3.16%

  8,851,673             6.50%, 07/15/09, Pool #780357......         8,649,740
                                                                -------------
                        U.S. TREASURY STRIP (A) - 1.70%

  8,500,000             9.19%, 02/15/06, Principal (B).....         4,671,005
                                                                -------------
                        FEDERAL HOME LOAN BANK (A) - 0.92%

  2,525,000             5.28%, 05/01/97....................         2,525,000
                                                                -------------
                        TOTAL U.S. GOVERNMENT
                          AND AGENCY OBLIGATIONS...........       187,509,322
                        (Cost $187,792,279)                     -------------

CORPORATE NOTES AND BONDS - 19.50%

                        FINANCE - 10.28%

  7,500,000             Associates Corp. N.A., MTN
                        6.00%, 03/15/99....................         7,443,750
  5,000,000             Commercial Credit Co., Note
                        5.55%, 02/15/01....................         4,775,000
  5,000,000             Ford Motor Credit Co., Senior Note
                        6.25%, 11/08/00....................         4,918,750
  6,000,000             General Motors Acceptance Corp.
                        7.13%, 06/01/99....................         6,075,000
  5,000,000             Pitney Bowes Credit Corp.
                        Series C, MTN
                        6.78%, 07/16/01....................         4,981,250
                                                                -------------
                                                                   28,193,750
                                                                -------------
                        BANKING - 7.39%

  7,500,000             Bank One Milwaukee
                        National Association, MTN
                        6.35%, 03/19/01....................         7,378,125
  7,000,000             CIT Group Holdings, Inc., Senior Note
                        MTN
                        6.70%, 05/02/00....................         6,992,650
  6,000,000             NationsBank Texas
                        National Association, Senior Note, MTN
                        6.35%, 03/15/01....................         5,902,500
                                                                -------------
                                                                   20,273,275
                                                                -------------
                        HEALTH CARE - 1.83%

  5,000,000             Columbia/HCA Healthcare Corp.
                        6.50%, 03/15/99....................         5,006,250
                                                                -------------
                        TOTAL CORPORATE NOTES AND BONDS....        53,473,275
                        (Cost $53,326,750)                      -------------

ASSET-BACKED SECURITIES - 11.42%

  5,000,000             Ford Credit Owner Trust
                        Series 1996-A, Class A-3
                        6.50%, 11/15/99....................         5,023,350
  5,000,000             Green Tree Financial Corporation
                        Series 1997-1 Manufactured Housing
                        Sr./Sub. Pass-thru Certificate A-3
                        6.23%, 03/15/28....................         4,937,500
    500,000             Guaranteed Trade Trust
                        Series 1993-A, Class A
                        4.86%, 04/01/98....................           495,749
  6,500,000             MBNA Master Credit Card Trust
                        Series 1993-3, Class A
                        5.40%, 09/15/00....................         6,426,726
  4,708,556             Rural Housing Trust
                        1987-1 Sr. Mortgage Pass-thru
                        Certificate, Series 1, Class D
                        6.33%, 04/01/26....................         4,599,671
  5,000,000             Signet Credit Card Master Trust
                        1993-1 Credit Card Participation
                        Certificate, Class A
                        5.20%, 02/15/02....................         4,924,040
  5,000,000             Standard Credit Card Master Trust I
                        Series 1993-3 Participation Certificate
                        Class A, Eurodollar
                        5.50%, 01/07/99....................         4,920,290
                                                                -------------
                        TOTAL ASSET-BACKED SECURITIES......        31,327,326
                        (Cost $31,308,052)                      -------------

TOTAL INVESTMENTS - 99.28%.................................       272,309,923
(Cost $272,427,081)                                             -------------

NET OTHER ASSETS AND LIABILITIES - 0.72%...................         1,979,664
                                                                -------------
NET ASSETS - 100.00%    ...................................     $ 274,289,587
                                                                =============

------------------------
(A)  Annualized yield at time of purchase.
(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
MTN  Medium Term Note


                       See Notes to Financial Statements.

               ---------------

                                  CORPORATE BOND FUND
                                  PORTFOLIO OF INVESTMENTS
               THE GALAXY FUND    APRIL 30, 1997 (UNAUDITED)
               ---------------

                                                                  VALUE
 PAR VALUE                                                       (NOTE 2)
 ---------                                                       --------
CORPORATE NOTES AND BONDS - 72.83%

                        FINANCE - 22.06%

$   600,000             Ameritech Capital Funding
                        7.50%, 04/01/05....................     $     612,000
    100,000             Aristar, Inc.
                        6.30%, 07/15/00....................            99,000
  1,000,000             Caterpillar Financial Services
                        Corp., MTN
                        6.87%, 11/30/99....................         1,006,250
    300,000             Chrysler Building New York, Inc.
                        9.13%, 05/01/99....................           314,625
    750,000             Commercial Credit Co.
                        6.70%, 08/01/99....................           752,813
    300,000             Commercial Credit Co.
                        8.70%, 06/15/09....................           331,500
  1,000,000             Commercial Credit Co., Debenture
                        9.60%, 05/15/99....................         1,057,500
    500,000             Dean Witter Discover & Co.
                        6.75%, 08/15/00....................           500,625
    600,000             Dow Capital BV, Debenture
                        9.00%, 05/15/10....................           664,500
    600,000             Fletcher Challenge Financial USA, Inc.
                        9.80%, 06/15/98....................           623,040
  1,000,000             Ford Motor Credit Co.
                        8.88%, 06/15/99....................         1,046,250
    500,000             Ford Motor Credit Co.
                        6.85%, 08/15/00....................           501,250
    500,000             Ford Motor Credit Co., Senior Note
                        6.25%, 11/08/00....................           491,875
    160,000             General Motors Acceptance Corp.
                        9.38%, 04/01/00....................           170,600
    200,000             General Motors Acceptance Corp.
                        9.63%, 05/15/00....................           215,000
    200,000             General Motors Acceptance Corp.
                        9.63%, 12/15/01....................           221,000
  1,300,000             General Motors Acceptance Corp.
                        8.88%, 06/01/10....................         1,477,125
  1,800,000             General Motors Acceptance Corp., MTN
                        7.50%, 06/01/99....................         1,833,750
    350,000             Great Western Financial Corp.
                        6.13%, 06/15/98....................           349,174
    525,000             Great Western Financial Corp.
                        6.38%, 07/01/00....................           517,781
  1,000,000             Household Finance Corp.
                        8.95%, 09/15/99....................         1,051,250
  1,000,000             International Lease Finance Corp.
                        6.13%, 11/01/99....................           988,750
  1,000,000             Norwest Financial, Inc.
                        6.88%, 06/15/00....................         1,002,500
  1,000,000             Pitney Bowes Credit Corp., MTN
                        6.54%, 07/15/99....................         1,001,250
    250,000             Textron Financial Corp., MTN
                        9.45%, 04/10/01....................           271,250
    300,000             Travelers Group, Inc.
                        6.13%, 06/15/00....................           295,125
    250,000             Travelers Group, Inc.
                        6.63%, 09/15/05....................           240,000
  1,000,000             Travelers Group, Inc.
                        6.88%, 06/01/25....................           977,500
    620,000             United States Leasing International, Inc.
                        8.75%, 12/01/01....................           662,625
    180,000             USL Capital Corp.
                        8.13%, 02/15/00....................           185,400
                                                                -------------
                                                                   19,461,308
                                                                -------------
                        UTILITIES - 10.67%

    500,000             Alabama Power Co.
                        6.38%, 08/01/99....................           497,500
    300,000             Baltimore Gas & Electric Co.
                        8.40%, 10/15/99....................           311,625
  1,000,000             Baltimore Gas & Electric Co.
                        8.38%, 08/15/01....................         1,058,750
    300,000             Consumers Power Co.
                        8.75%, 02/15/98....................           305,625
  1,080,000             Cox Communications, Inc.
                        6.38%, 06/15/00....................         1,063,800
    383,000             Cox Communications, Inc.
                        6.50%, 11/15/02....................           372,946
    455,000             GTE California, Inc.
                        6.75%, 03/15/04....................           446,469
    350,000             GTE Corp.
                        9.38%, 12/01/00....................           376,250
    400,000             GTE South, Inc., Series B, Debenture
                        7.25%, 08/01/02....................           406,000
  1,000,000             GTE Southwest, Inc.
                        6.00%, 01/15/06....................           923,750
    600,000             Hydro-Quebec
                        11.75%, 02/01/12...................           810,000
    100,000             Orange & Rockland Utilities, Inc.
                        9.38%, 03/15/00....................           106,500
    180,000             Peco Energy Corp.
                        9.25%, 10/01/99....................           190,125
    200,000             Public Service Electric & Gas Co.,
                        Series II
                        7.63%, 02/01/00....................           204,000
    300,000             Sprint Corp.
                        9.75%, 04/01/00....................           322,875
  1,000,000             Texas Utilities Electric Co.
                        5.75%, 07/01/98....................           993,750
    250,000             Unicom Corp.
                        9.38%, 02/15/00....................           264,063
    500,000             Virginia Electric & Power Co.
                        6.25%, 08/01/98....................           500,000
    250,000             Virginia Electric & Power Co., MTN
                        9.40%, 05/27/99....................           261,800
                                                                -------------
                                                                    9,415,828
                                                                -------------
                        TRANSPORTATION - 7.21%

    250,000             Atchinson, Topeka & Santa Fe
                        Railway Co., Series X
                        6.00%, 07/01/00....................           244,063
    800,000             Carnival Corp.
                        5.75%, 03/15/98....................           797,079
    500,000             Carnival Corp.
                        6.15%, 10/01/03....................           475,625
    300,000             CSX Corp.
                        9.50%, 08/01/00....................           322,125
    200,000             Federal Express Corp.
                        10.00%, 04/15/99...................           211,750
  1,000,000             Hertz Corp.
                        9.75%, 02/01/98....................         1,026,089
    150,000             Hertz Corp.
                        6.00%, 02/01/01....................           145,875
  1,100,000             Lockheed Martin Corp.
                        5.88%, 03/15/98....................         1,097,392
    500,000             Southwest Airlines Co.
                        9.40%, 07/01/01....................           540,625
    300,000             Southwest Airlines Co.
                        8.00%, 03/01/05....................           311,250
    250,000             Union Pacific Corp.
                        7.60%, 05/01/05....................           253,125
  1,000,000             Union Pacific Corp.
                        6.40%, 02/01/06....................           936,250
                                                                -------------
                                                                    6,361,248
                                                                -------------
                        MANUFACTURING - 6.81%

    500,000             Crown Cork & Seal, Inc.
                        8.38%, 01/15/05....................           528,125
  1,375,000             Georgia-Pacific Corp.
                        9.95%, 06/15/02....................         1,538,281
  1,000,000             International Paper Co.
                        7.63%, 08/01/04....................         1,025,000
    500,000             Loral Corp.
                        7.63%, 06/15/04....................           513,125
  1,500,000             Raytheon Co.
                        6.50%, 07/15/05....................         1,425,000
  1,000,000             Snap-On, Inc.
                        6.63%, 10/01/05....................           973,750
                                                                -------------
                                                                    6,003,281
                                                                -------------
                        CONSUMER STAPLES - 5.99%

    150,000             Becton, Dickinson & Co.
                        8.80%, 03/01/01....................           159,188
    400,000             Champion International Corp.
                        7.10%, 09/01/05....................           392,000
    650,000             Coca-Cola Enterprises, Inc.
                        6.70%, 10/15/36....................           642,688
  1,000,000             Dillard Department Stores, Inc.
                        7.38%, 06/15/99....................         1,013,750
    300,000             Limited, Inc.
                        9.13%, 02/01/01....................           317,625
    250,000             Penney (J.C.) & Co., Inc.
                        9.05%, 03/01/01....................           267,500
  1,000,000             Penney (J.C.) & Co., Inc., MTN
                        6.38%, 09/15/00....................           987,500
    300,000             Seagram Ltd., Debenture
                        6.50%, 04/01/03....................           293,250
    300,000             Sears Roebuck & Co., Series V, MTN
                        9.31%, 07/24/98....................           310,743
  1,000,000             Wendy's International, Inc.
                        7.00%, 12/15/25....................           902,500
                                                                -------------
                                                                    5,286,744
                                                                -------------
                        BANKING - 4.72%

    500,000             Banc One Corp.
                        8.00%, 04/29/27....................           502,250
    305,000             Bank of New York, Inc.
                        7.88%, 11/15/02....................           316,438
  1,000,000             Bank One Milwaukee
                        National Association, MTN
                        6.35%, 03/19/01....................           983,750
  1,000,000             Branch Banking & Trust Co., Senior Note
                        5.70%, 02/01/01....................           961,250
  1,000,000             National City Bank of Kentucky
                        6.30%, 02/15/11....................           897,500
    500,000             Wachovia Corp.
                        7.00%, 12/15/99....................           505,000
                                                                -------------
                                                                   4,166,188
                                                                -------------
                        OIL, GAS AND PETROLEUM - 3.40%

    300,000             Anadarko Petroleum Corp., Debenture
                        6.75%, 03/15/03....................           295,875
    500,000             Atlantic Richfield Co., Debenture
                        10.88%, 07/15/05...................           610,000
  1,000,000             Burlington Resources, Inc., Debenture
                        6.88%, 02/15/26....................           895,000
    300,000             Enron Corp.
                        10.00%, 06/01/98...................           310,500
    100,000             Occidental Petroleum Corp.
                        10.13%, 11/15/01...................           111,875
    300,000             Phillips Petroleum Co.
                        9.00%, 06/01/01....................           321,375
    300,000             Sun Co., Inc.
                        7.13%, 03/15/04....................           298,125
    150,000             Unocol Corp., Series A, MTN
                        9.25%, 08/02/99....................           158,063
                                                                -------------
                                                                    3,000,813
                                                                -------------
                        INSURANCE - 3.10%

    210,000             American General Corp.
                        9.63%, 07/15/00....................           226,800
    256,000             Chubb Corp., Debenture
                        8.75%, 11/15/99....................           268,800
  1,000,000             ITT Hartford Group, Inc.
                        6.38%, 11/01/02....................           967,500
    750,000             Progressive Corp., Ohio
                        10.00%, 12/15/00...................           820,313
    150,000             Progressive Corp., Ohio
                        6.60%, 01/15/04....................           145,313
    300,000             Torchmark Corp.
                        9.63%, 05/01/98....................           309,240
                                                                -------------
                                                                    2,737,966
                                                                -------------
                        BASIC MATERIALS - 2.94%

    560,000             Alcan Aluminum, Ltd.
                        5.88%, 04/01/00....................           547,400
    400,000             Cyprus Amax Minerals Co.
                        10.13%, 04/01/02...................           446,500
    360,000             Reynolds Metals Co., Debenture
                        9.38%, 06/15/99....................           379,350
  1,000,000             Wayerhaeuser Co.
                        8.38%, 02/15/07....................         1,083,750
    150,000             Wayerhaeuser Co., Debenture
                        7.13%, 07/15/23....................           140,625
                                                                -------------
                                                                    2,597,625
                                                                -------------

                        CONSUMER CYCLICALS - 2.51%

    600,000             Armstrong World Industries, Inc.
                        9.75%, 04/15/08....................           696,750
    100,000             Comdisco, Inc.
                        6.50%, 06/15/00....................            98,750
  1,000,000             New York Times Co.
                        7.63%, 03/15/05....................         1,027,500
    150,000             Times Mirror Co., Debenture
                        7.50%, 07/01/23....................           147,188
    100,000             Whitman Corp.
                        7.50%, 08/15/01....................           101,000
    150,000             Whitman Corp.
                        6.50%, 02/01/06....................           140,250
                                                                -------------
                                                                    2,211,438
                                                                -------------

                        INDUSTRIAL - 2.35%

  1,000,000             Laidlaw, Inc.
                        8.75%, 04/15/25....................         1,091,250
  1,000,000             Mead Corp.
                        6.84%, 03/01/37....................           980,000
                                                                -------------
                                                                    2,071,250
                                                                -------------

                        PROCESSED FOODS - 1.07%

  1,000,000             CPC International, Inc.
                        6.15%, 01/15/06....................           940,000
                                                                -------------
                        TOTAL CORPORATES NOTES AND BONDS...        64,253,689
                        (Cost $65,387,935)                      -------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.60%

                        FEDERAL NATIONAL
                          MORTGAGE ASSOCIATION - 5.18%

     25,602             8.00%, 01/01/99, Pool #145891......            26,138
    128,600             7.50%, 11/01/07, Pool #188629......           129,645
    151,688             5.00%, 08/01/10, Series A-1, CMO...           137,799
      1,746             12.50%, 12/01/13, Pool #2443.......             2,001
  3,755,956             6.00%, 11/01/23, Pool #50940.......         3,442,567
    878,721             6.50%, 12/01/23, Pool #50946.......           829,568
                                                                -------------
                                                                    4,567,718
                                                                -------------

                        FEDERAL HOME LOAN BANK (A) - 4.00%

  3,530,000             5.28%, 05/01/97....................         3,530,000
                                                                -------------

                        U.S. TREASURY BONDS - 2.23%

  1,000,000             11.63%, 11/15/02...................         1,232,540
    700,000             7.50%, 11/15/16....................           733,859
                                                                -------------
                                                                    1,966,399
                                                                -------------
                        FEDERAL HOME LOAN
                          MORTGAGE CORPORATION - 1.72%

     47,782             8.75%, 08/01/01, Pool #220011......            48,813
    117,363             7.00%, 06/01/04, Pool #189683......           114,063
     97,320             7.50%, 08/01/08, Pool #181313......            96,833
     39,542             7.00%, 05/01/16, Pool #272046......            38,430
    222,473             7.00%, 02/01/17, Pool #289284......           216,215
    153,190             8.00%, 07/01/21, Pool #C00068......           155,632
     88,092             8.00%, 10/01/21, Pool #D11045......            89,496
    255,098             7.00%, 10/01/22, Pool #C00184......           247,924
    258,541             7.00%, 02/01/23, Pool #C00213......           251,269
    281,235             6.00%, 09/01/23, Pool#D41208.......           258,209
                                                                -------------
                                                                    1,516,884
                                                                -------------
                        GOVERNMENT NATIONAL
                          MORTGAGE ASSOCIATION - 0.47%

    118,364             9.00%, 09/15/04, Pool #003669......           124,319
     68,838             9.00%, 12/15/08, Pool #027562......            72,302
    211,957             8.00%, 05/15/22, Pool #319062......           214,937
                                                                -------------
                                                                      411,558
                                                                -------------
                        TOTAL U.S. GOVERNMENT
                          AND AGENCY OBLIGATIONS...........        11,992,559
                          (Cost $12,172,944)                    -------------

ASSET-BACKED SECURITIES - 10.39%

  1,000,000             Chemical Master Credit Card Trust I
                        Series 1996-1, Class A
                        5.55%, 09/15/03....................           962,309
  1,000,000             Ford Credit Owner Loan Master Trust
                        Series 1995-1, Class A
                        6.50%, 08/15/02....................           994,665
  1,000,000             Ford Credit Owner Trust
                        Series 1996-A, Class A-3
                        6.50%, 11/15/99....................         1,004,670
  1,404,255             Guaranteed Export Trust Certificates
                        Series 1993-D, Class A
                        5.23%, 05/15/05....................         1,329,783
    500,000             Guaranteed Trade Trust
                        Series 1993-A, Class A
                        4.86%, 04/01/98....................           495,749
  1,000,000             NationsBank Auto Owner Trust
                        Series 1996-A, Class A-3
                        6.38%, 07/15/00....................           999,759
  1,000,000             Premier Auto Trust
                        Series 1996-3, Class A-3
                        6.50%, 03/06/00....................           999,216
  1,800,000             Standard Credit Card Master Trust I
                        Series 1995-10 Participation Certificate
                        Class A
                        5.90%, 02/07/01....................         1,781,802
    600,000             Standard Credit Card Trust
                        Series 1990-3, Class A
                        9.50%, 05/10/97....................           600,617
                                                                -------------
                        TOTAL ASSET-BACKED SECURITIES......         9,168,570
                        (Cost $9,227,114)                       -------------

FOREIGN BONDS - 2.98%

  1,000,000             Korea Development Bank
                        6.25%, 05/01/00....................           982,500
    300,000             Manitoba Province of Canada
                        Debenture
                        8.80%, 01/15/20....................           342,000
    300,000             Manitoba Province of Canada
                        Series BM, Debenture
                        9.13%, 01/15/18....................           352,500
  1,000,000             Province of Newfoundland
                        7.32%, 10/13/23....................           953,750
                                                                -------------
                        TOTAL FOREIGN BONDS................         2,630,750
                        (Cost $2,605,014)                       -------------

TOTAL INVESTMENTS - 99.80%.................................        88,045,568
                                                                -------------
(Cost $89,393,007)

NET OTHER ASSETS AND LIABILITIES - 0.20%...................           174,063
                                                                -------------
NET ASSETS - 100.00%    ...................................     $  88,219,631
                                                                =============
---------------------------
(A)  Annualized yield at time of purchase.
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note

                      See Notes to Financial Statements.

               ---------------

                                  HIGH QUALITY BOND FUND
                                  PORTFOLIO OF INVESTMENTS
               THE GALAXY FUND    APRIL 30, 1997 (UNAUDITED)
               ---------------


                                                                        VALUE
  PAR VALUE                                                          (NOTE 2)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 49.67%

                        U.S. TREASURY BONDS - 24.59%

$ 6,000,000             12.00%, 08/15/13...................   $     8,359,554
  1,700,000             9.88%, 11/15/15....................         2,198,861
  8,500,000             7.50%, 11/15/16....................         8,911,230
  2,000,000             9.00%, 11/15/18....................         2,428,678
  4,500,000             7.88%, 02/15/21....................         4,918,991
  1,700,000             8.13%, 05/15/21....................         1,907,976
  6,800,000             8.13%, 08/15/21....................         7,634,428
  3,500,000             8.00%, 11/15/21....................         3,880,905
  3,000,000             7.25%, 08/15/22....................         3,066,297
  2,000,000             7.13%, 02/15/23....................         2,017,400
  4,000,000             6.50%, 11/15/26....................         3,751,556
                                                                -------------
                                                                   49,075,876
                                                                -------------
                        U.S. TREASURY NOTES - 11.79%

  6,000,000             7.25%, 02/15/98....................         6,061,680
  1,500,000             6.00%, 09/30/98....................         1,498,499
  1,500,000             6.38%, 01/15/99....................         1,505,685
  2,000,000             6.88%, 07/31/99....................         2,022,660
  5,500,000             7.88%, 11/15/04....................         5,877,350
  1,500,000             6.50%, 08/15/05....................         1,478,145
  5,000,000             7.00%, 07/15/06....................         5,083,945
                                                                -------------
                                                                   23,527,964
                                                                -------------
                        FEDERAL NATIONAL
                          MORTGAGE ASSOCIATION - 4.74%

    500,000             8.15%, 05/11/98....................           510,545
  1,000,000             5.30%, 12/10/98....................           988,579
  1,000,000             7.86%, 05/25/04, MTN...............         1,007,450
  2,000,000             7.85%, 09/10/04....................         2,016,298
  3,000,000             8.50%, 02/01/05....................         3,126,177
  1,829,267             6.50%, 05/01/06....................         1,817,633
                                                                -------------
                                                                    9,466,682
                                                                -------------
                        GOVERNMENT NATIONAL
                          MORTGAGE ASSOCIATION - 3.44%

  6,623,596             8.00%, 02/15/08, Pool #780424......         6,857,488
                                                                -------------

                        FEDERAL HOME LOAN BANK (A) - 2.38%

  4,755,000             5.28%, 05/01/97....................         4,755,000
                                                                -------------

                        U.S. TREASURY STRIP (A) - 1.61%

 10,000,000             7.32%, 05/15/13, Principal (B).....         3,210,900
                                                                -------------

                        U.S. GOVERNMENT BACKED BONDS - 1.12%

    500,000             Farm Credit System
                        Financial Assistance Corp.
                        9.45%, 11/21/03....................           521,250

  1,800,000             Israel Aid
                        5.45%, 02/15/01....................         1,721,250
                                                                -------------
                                                                    2,242,500
                                                                -------------
                        TOTAL U.S. GOVERNMENT
                           AND AGENCY OBLIGATIONS..........
                        (Cost $99,013,785)                         99,136,410
                                                                -------------
CORPORATE NOTES AND BONDS - 38.37%

                        FINANCE - 24.17%

  2,000,000             Associates Corp. of North America
                        6.63%, 05/15/01....................         1,985,000
  4,000,000             Associates Corp. of North America
                        MTN
                        6.00%, 03/15/99....................         3,970,000
  2,000,000             Associates Corp. of North America
                        MTN
                        7.40%, 05/03/02....................         2,040,000
  3,000,000             Banc One Corp., Debenture
                        8.00%, 04/29/27....................         3,013,500
  4,000,000             Bank One Milwaukee
                        National Association, MTN
                        6.35%, 03/19/01....................         3,935,000
    150,000             Chubb Corp., Debenture
                        8.75%, 11/15/99....................           157,500
  8,300,000             CIT Group Holdings, Inc.
                        Senior MTN
                        5.88%, 11/09/98....................         8,240,406
  7,500,000             Ford Motor Credit Co., Senior Note
                        6.50%, 02/28/02....................         7,368,750
  1,125,000             General Electric Capital Corp.
                        8.00%, 01/15/98....................         1,141,605
    250,000             General Electric Capital Corp.
                        8.30%, 09/20/09....................           274,063
  1,000,000             General Electric Capital Corp., MTN
                        8.13%, 02/01/99....................         1,028,750
  4,500,000             National Rural Utilities
                        Cooperative Finance Corp.
                        7.30%, 09/15/06....................         4,528,125
  3,000,000             Norwest Financial, Inc.
                        8.50%, 08/15/98....................         3,088,227
  4,500,000             Paccar Financial Corp., MTN
                        6.06%, 03/15/99....................         4,471,875
  3,000,000             Pitney Bowes Credit Corp., MTN
                        6.54%, 07/15/99....................         3,003,750
                                                                -------------
                                                                   48,246,551
                                                                -------------
                        CONSUMER STAPLES - 9.26%

  3,600,000             Coca-Cola Enterprises, Inc.
                        7.00%, 11/15/99....................         3,631,500
  3,500,000             Coca-Cola Enterprises, Inc.
                        6.70%, 10/15/36....................         3,460,625
  3,000,000             General Electric Co.
                        7.88%, 09/15/98....................         3,066,597
  1,500,000             Penney (J.C.) & Co., Inc., Debenture
                        7.95%, 04/01/17....................         1,520,625
    250,000             Proctor & Gamble Co.
                        8.50%, 08/10/09....................           277,813
  3,000,000             Sara Lee Corp., MTN
                        7.40%, 03/22/02....................         3,048,750
  3,500,000             Sysco Corp., Senior Note
                        7.00%, 05/01/06....................         3,478,125
                                                                -------------
                                                                   18,484,035
                                                                -------------
                        UTILITIES - 3.67%

  6,500,000             GTE Florida, Inc.
                        Debenture, Series A
                        6.31%, 12/15/02....................         6,329,375
  1,000,000             New England Telephone & Telegraph Co.
                        5.05%, 10/01/98....................           985,000
                                                                -------------
                                                                    7,314,375
                                                                -------------
                        TECHNOLOGY - 1.27%

  2,500,000             International Business Machines Corp.
                        7.25%, 11/01/02....................         2,540,625
                                                                -------------
                        TOTAL CORPORATE NOTES AND BONDS....        76,585,586
                        (Cost $76,478,432)                      -------------

ASSET-BACKED SECURITIES - 11.53%

  6,000,000             Chase Manhattan Auto Owner Trust
                        Series 1996-C, Class A-3
                        5.95%, 11/15/00....................         5,938,890

  6,600,000             Green Tree Financial Corporation
                        Series 1997-1 Manufactured Housing
                        Sr./Sub. Pass-thru Certificate A-3
                        6.23%, 03/15/28....................         6,517,500
  3,000,000             NationsBank Auto Owner Trust
                        Series 1996-A, Class A-3
                        6.38%, 07/15/00....................         2,999,277
  4,708,556             Rural Housing Trust
                        1987-1 Sr. Mortgage Pass-thru Certificate
                        Series 1, Class D
                        6.33%, 04/01/26....................         4,599,671
  3,000,000             Sears Credit Account Master Trust II
                        1996-1 Certificate, Class A
                        6.20%, 02/16/06....................         2,948,511
                                                                -------------
                        TOTAL ASSET-BACKED SECURITIES......        23,003,849
                        (Cost $23,195,580)                      -------------
FOREIGN BOND - 1.54%

  3,000,000             Province of Ontario
                        7.38%, 01/27/03....................         3,067,500
                                                                -------------
                        TOTAL FOREIGN BOND.................         3,067,500
                        (Cost $2,994,750)                       -------------

TOTAL INVESTMENTS - 101.11%................................       201,793,345
(Cost $201,682,547)                                             -------------

NET OTHER ASSETS AND LIABILITIES - (1.11)%.................        (2,221,227)
                                                                -------------
NET ASSETS - 100.00%    ...................................     $ 199,572,118
                                                                =============
-----------------
(A)  Annualized yield at time of purchase.
(B) Stripped securities represent the splitting of cash flows into interest and principal. Holders, as indicated, are entitled to that portion of the payment representing interest only or principal only.
MTN  Medium Term Note

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND  STATEMENTS OF ASSETS AND LIABILITIES
---------------  APRIL 30, 1997 (UNAUDITED)

                                                                               INTERMEDIATE
                                                             SHORT-TERM         GOVERNMENT          CORPORATE         HIGH QUALITY
                                                              BOND FUND         INCOME FUND         BOND FUND           BOND FUND
                                                             ----------        -------------        ----------        -------------
ASSETS:
   Investments (Note 2):
   Investments at cost ..............................      $  86,644,673       $ 272,427,081       $  89,393,007      $ 201,682,547
   Net unrealized appreciation (depreciation) .......           (202,302)           (117,158)         (1,347,439)           110,798
                                                           -------------       -------------       -------------      -------------
      Total investments at value ....................         86,442,371         272,309,923          88,045,568        201,793,345
Cash ................................................               --                 1,986               4,020              1,226
Receivable for investments sold .....................               --            19,824,446               3,691          5,189,890
Receivable for shares sold ..........................              3,989             217,287               7,974            130,783
Interest and dividend receivables ...................            935,607           3,647,608           1,535,412          3,409,238
Receivable from Investment Adviser (Note 4) .........              1,890               1,146              16,233             27,105
Deferred organizational expense (Note 2) ............               --                  --                10,310               --
                                                           -------------       -------------       -------------      -------------
      Total Assets ..................................         87,383,857         296,002,396          89,623,208        210,551,587
                                                           -------------       -------------       -------------      -------------
LIABILITIES:
   Dividends payable ................................            151,102             847,984             238,119            315,989
   Payable for investments purchased ................          2,726,563          20,388,655             500,050          9,390,112
   Payable to Custodian .............................                157                --                  --                 --
   Payable for shares redeemed ......................             57,181             258,355             530,508          1,110,536
   Advisory fee payable (Note 3) ....................             38,115             123,951              39,765             89,584
   Payable to Fleet and affiliates (Note 3) .........              6,962               5,254              18,931             20,146
   Payable to FDISG (Note 3) ........................             30,278              48,686              11,262             19,515
   Trustees' fees and expenses payable (Note 3) .....              1,313               6,354               8,307              2,853
   Accrued expenses and other payables ..............             30,588              33,570              56,635             30,734
                                                           -------------       -------------       -------------      -------------
         Total Liabilities ..........................          3,042,259          21,712,809           1,403,577         10,979,469
                                                           -------------       -------------       -------------      -------------
NET ASSETS ..........................................      $  84,341,598       $ 274,289,587       $  88,219,631      $ 199,572,118
                                                           =============       =============       =============      =============
NET ASSETS CONSIST OF:
   Par value (Note 5) ...............................      $       8,507       $      27,558       $       8,539      $      19,410
   Paid-in capital in excess of par value ...........         90,432,736         303,165,631          92,354,458        204,205,532
   Undistributed net investment income ..............            130,065             525,316             224,825            121,053
   Accumulated net realized loss on investments sold          (6,027,408)        (29,311,760)         (3,020,752)        (4,884,675)
   Net unrealized appreciation (depreciation) of investment     (202,302)           (117,158)         (1,347,439)           110,798
                                                           -------------       -------------       -------------      -------------
TOTAL NET ASSETS ....................................      $  84,341,598       $ 274,289,587       $  88,219,631      $ 199,572,118
                                                           =============       =============       =============      =============
Retail A Shares:
   Net Assets .......................................      $  29,788,564       $  70,118,664       $        --        $  28,269,100
   Shares of beneficial interest outstanding ........          3,004,701           7,044,870                --            2,749,428
   NET ASSET VALUE and redemption  price per share ..      $        9.91       $        9.95       $        --        $       10.28
   Sales charge-- 3.75% of offering price ...........               0.39                0.39                --                 0.40
                                                           -------------       -------------       -------------      -------------
   Maximum offering price per share .................      $       10.30       $       10.34       $        --        $       10.68
                                                           =============       =============       =============      =============
Retail B Shares:
   Net Assets .......................................      $     566,810       $         N/A       $         N/A      $   1,139,067
   Shares of beneficial interest outstanding ........             57,175                 N/A                 N/A            110,784
   NET ASSET VALUE and offering price per share* ....      $        9.91       $         N/A       $         N/A      $       10.28
                                                           =============       ==========          =============      =============
Trust Shares:
   Net Assets .......................................      $  53,986,224       $ 204,170,923       $  88,219,631      $ 170,163,951
   Shares of beneficial interest outstanding ........          5,445,394          20,513,057           8,539,302         16,549,894
   NET ASSET VALUE, offering and redemption
       price per share ..............................      $        9.91       $        9.95       $       10.33      $       10.28
                                                           =============       =============       =============      =============
---------------------------------------------------------------
*Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND   STATEMENTS OF OPERATIONS
---------------   For the six months ended April 30, 1997 (unaudited)

[CAPTION]

                                                                               INTERMEDIATE
                                                             SHORT-TERM         GOVERNMENT           CORPORATE        HIGH QUALITY
                                                             BOND FUND         INCOME FUND           BOND FUND          BOND FUND
                                                           -------------       -------------       -------------      -------------

INVESTMENT INCOME:
   Interest (Note 2) ................................      $   2,789,595       $   9,735,726       $   3,342,864      $   6,467,512
                                                           -------------       -------------       -------------      -------------

EXPENSES:
   Investment advisory fee (Note 3) .................            330,741           1,062,153             353,283            712,781
   Administration fee (Note 3) ......................             36,150             116,088              38,618             77,888
   Custodian fee ....................................              7,800               8,122              10,632              8,466
   Fund accounting fee (Note 3) .....................             21,975              22,360              20,890             25,774
   Legal fee (Note 3) ...............................              2,400               7,540               2,134              4,090
   Audit fee ........................................              6,973               7,070               6,547             19,759
   Transfer agent fee (Note 3) ......................             39,859              94,488              31,461            156,255
   12b-1 fee (Note 3) ...............................              1,102                --                  --                2,688
   Shareholder servicing fee (Note 3) ...............             22,372              52,469                --               15,272
   Trustees' fees and expenses (Note 3) .............              1,050               3,838                 961              2,204
   Amortization of organization costs (Note 2) ......                600                --                 1,953                880
   Reports to shareholders ..........................             12,003              26,773               7,563             13,671
   Registration fees ................................             16,613               5,876               4,659             12,255
   Insurance ........................................              1,008               1,835                 405              1,049
   Miscellaneous ....................................              1,927               5,637               1,216                896
                                                           -------------       -------------       -------------      -------------
         Total expenses before reimbursement/waiver .            502,573           1,414,249             480,322          1,053,928
         Less: reimbursement/waiver (Note 4) ........            (90,600)           (283,240)            (94,209)          (218,302)
                                                           -------------       -------------       -------------      -------------
         Total expenses net of reimbursement/waiver .            411,973           1,131,009             386,113            835,626
                                                           -------------       -------------       -------------      -------------
NET INVESTMENT INCOME ...............................          2,377,622           8,604,717           2,956,751          5,631,886
                                                           -------------       -------------       -------------      -------------

NET REALIZED AND UNREALIZED
   GAIN(LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments sold .....                942            (975,842)           (484,163)          (265,424)
   Net change in unrealized (depreciation)
      of investments ................................           (708,754)         (2,214,288)         (1,215,685)        (3,283,329)
                                                           -------------       -------------       -------------      -------------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS ...................................           (707,812)         (3,190,130)         (1,699,848)        (3,548,753)
                                                           -------------       -------------       -------------      -------------

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ........................      $   1,669,810       $   5,414,587       $   1,256,903      $   2,083,133
                                                           =============       =============       =============      =============

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND   STATEMENTS OF CHANGES IN NET ASSETS
---------------

                                                                                                      INTERMEDIATE GOVERNMENT
                                                                SHORT-TERM BOND FUND                       INCOME FUND
                                                           ----------------------------------      -------------------------------
                                                          SIX MONTHS ENDED      YEAR ENDED        SIX MONTHS ENDED    YEAR ENDED
                                                           APRIL 30, 1997       OCTOBER 31,        APRIL 30, 1997     OCTOBER 31,
                                                            (UNAUDITED)            1996             (UNAUDITED)          1996
                                                           -------------       -------------       -------------     -------------

NET ASSETS AT BEGINNING OF PERIOD ...................      $  91,875,454       $  66,629,823       $ 293,490,809     $ 265,595,212
                                                           -------------       -------------       -------------     -------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income ............................          2,377,622           5,208,439           8,604,717        17,781,838
   Net realized gain (loss) on investments sold .....                942             112,054            (975,842)       (2,311,334)
   Net change in unrealized (depreciation)
      of investments ................................           (708,754)           (568,149)         (2,214,288)       (3,748,553)
                                                           -------------       -------------       -------------     -------------
      Net increase in net assets resulting from operations     1,669,810           4,752,344           5,414,587        11,721,951
                                                           -------------       -------------       -------------     -------------

DIVIDENDS TO SHAREHOLDERS FROM:
  RETAIL A SHARES:
   Net investment income ............................           (833,629)         (1,899,771)         (2,187,356)       (4,849,267)
                                                           -------------       -------------       -------------     -------------
      Total Dividends ...............................           (833,629)         (1,899,771)         (2,187,356)       (4,849,267)
                                                           -------------       -------------       -------------     -------------

  RETAIL B SHARES:
   Net investment income ............................             (7,904)             (5,986)             N/A               N/A
                                                           -------------       -------------       -------------     -------------
      Total Dividends ...............................             (7,904)             (5,986)             N/A               N/A
                                                           -------------       -------------       -------------     -------------

  TRUST SHARES:
   Net investment income ............................         (1,536,089)         (3,302,682)         (6,417,361)      (12,933,355)
                                                           -------------       -------------       -------------     -------------
      Total Dividends ...............................         (1,536,089)         (3,302,682)         (6,417,361)      (12,933,355)
                                                           -------------       -------------       -------------     -------------

   Total Dividends to shareholders ..................         (2,377,622)         (5,208,439)         (8,604,717)      (17,782,622)
                                                           -------------       -------------       -------------     -------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS (1) ..        (6,826,044)         25,701,726         (16,011,092)       33,956,268
                                                           -------------       -------------       -------------     -------------
      Net increase (decrease) in net assets .........         (7,533,856)         25,245,631         (19,201,222)       27,895,597
                                                           -------------       -------------       -------------     -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......      $  84,341,598       $  91,875,454       $ 274,289,587     $ 293,490,809
                                                           =============       =============       =============     =============

(A) Undistributed net investment income .............      $     130,065       $     130,065       $     525,316     $     525,316
                                                           =============       =============       =============     =============

---------------------------------------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets -  Capital Stock Activity on page 24.

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND   STATEMENTS OF CHANGES IN NET ASSETS
---------------

                                                                CORPORATE BOND FUND                   HIGH QUALITY BOND FUND
                                                         --------------------------------         --------------------------------
                                                         SIX MONTHS ENDED       YEAR ENDED        SIX MONTHS ENDED    YEAR ENDED
                                                          APRIL 30, 1997        OCTOBER 31,        APRIL 30, 1997     OCTOBER 31,
                                                            (UNAUDITED)            1996             (UNAUDITED)          1996
                                                           -------------       -------------       -------------     -------------

NET ASSETS AT BEGINNING OF PERIOD ...................      $ 107,727,788       $  37,390,970       $ 180,704,892      $ 164,723,305
                                                           -------------       -------------       -------------     -------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
   Net investment income ............................          2,956,751           6,739,925           5,631,886          9,922,239
   Net realized gain (loss) on investments sold .....           (484,163)          1,258,135            (265,424)         1,020,018
   Net change in unrealized (depreciation)
      of investments ................................         (1,215,685)         (2,341,149)         (3,283,329)        (3,640,756)
                                                           -------------       -------------       -------------     -------------
      Net increase in net assets resulting
      from operations ...............................          1,256,903           5,656,911           2,083,133          7,301,501
                                                           -------------       -------------       -------------     -------------

DIVIDENDS TO SHAREHOLDERS FROM:
  RETAIL A SHARES:
   Net investment income ............................               --                  --              (859,382)        (1,722,962)
                                                           -------------       -------------       -------------     -------------
      Total Dividends ...............................               --                  --              (859,382)        (1,722,962)
                                                           -------------       -------------       -------------     -------------

  RETAIL B SHARES:
    Net investment income ...........................                N/A                 N/A             (21,304)           (12,988)
                                                           -------------       -------------       -------------     -------------
      Total Dividends ...............................                N/A                 N/A             (21,304)           (12,988)
                                                           -------------       -------------       -------------     -------------

  TRUST SHARES:
   Net investment income ............................         (2,956,751)         (6,740,091)         (4,751,532)        (8,186,289)
   Net realized gain on investments .................            (94,588)           (269,505)               --                 --
                                                           -------------       -------------       -------------     -------------
      Total Dividends ...............................         (3,051,339)         (7,009,596)         (4,751,532)        (8,186,289)
                                                           -------------       -------------       -------------     -------------

   Total Dividends to shareholders ..................         (3,051,339)         (7,009,596)         (5,632,218)        (9,922,239)
                                                           -------------       -------------       -------------     -------------

NET INCREASE (DECREASE) FROM SHARE TRANSACTIONS(1) ..        (17,713,721)         71,689,503          22,416,311         18,602,325
                                                           -------------       -------------       -------------     -------------
      Net increase (decrease) in net assets .........        (19,508,157)         70,336,818          18,867,226         15,981,587
                                                           -------------       -------------       -------------     -------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......      $  88,219,631       $ 107,727,788       $ 199,572,118      $ 180,704,892
                                                           =============       =============       =============      =============

(A) Undistributed net investment income .............      $     224,825       $     224,825       $     121,053      $     121,385
                                                           =============       =============       =============      =============

----------------------------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets -  Capital Stock Activity on page 25.

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND   STATEMENTS OF CHANGES IN NET ASSETS -
---------------   CAPITAL STOCK ACTIVITY

                                                                SHORT-TERM BOND FUND            INTERMEDIATE GOVERNMENT INCOME FUND
                                                          ----------------------------------    -----------------------------------
                                                          SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED     YEAR ENDED
                                                           APRIL 30, 1997       OCTOBER 31,       APRIL 30, 1997      OCTOBER 31,
                                                            (UNAUDITED)            1996             (UNAUDITED)          1996
                                                           -------------       -------------       -------------     -------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold .............................................      $   2,281,182       $   9,555,879       $   2,214,626      $  10,050,205
   Issued in connection with
     acquisition (Note 7) ...........................               --             7,787,792                --           10,486,443
   Issued to shareholders in
     reinvestment of dividends ......................            702,232           1,599,869           1,595,535          3,514,752
  Repurchased .......................................         (6,333,300)        (16,939,526)        (12,600,692)       (22,121,133)
                                                           -------------       -------------       -------------     -------------
   Net increase (decrease) in
     shares outstanding .............................      $  (3,349,886)      $   2,004,014       $  (8,790,531)     $   1,930,267
                                                           =============       =============       =============      =============
RETAIL B SHARES:
   Sold .............................................      $     420,582       $     301,660               $ N/A              $ N/A
   Issued to shareholders in
     reinvestment of dividends ......................              6,259               5,137                 N/A                N/A
   Repurchased ......................................           (117,528)            (47,553)                N/A                N/A
                                                           -------------       -------------       -------------     -------------
   Net increase in
     shares outstanding .............................      $     309,313       $     259,244               $ N/A              $ N/A
                                                           =============       =============               ==                 ==
TRUST SHARES:
   Sold .............................................      $  13,991,597       $  42,871,945       $  16,812,377      $  34,811,806
   Issued in connection with
     acquisition (Note 7) ...........................               --            30,804,627                --           46,190,350
   Issued to shareholders in
     reinvestment of dividends ......................            645,291           1,175,479           1,787,549          3,100,671
   Repurchased ......................................        (18,422,359)        (51,413,583)        (25,820,487)       (52,076,826)
                                                           -------------       -------------       -------------     -------------
   Net increase (decrease) in
     shares outstanding .............................      $  (3,785,471)      $  23,438,468       $  (7,220,561)     $  32,026,001
                                                           =============       =============       =============      =============
SHARE ACTIVITY
RETAIL A SHARES:
   Sold .............................................            228,734             972,793             220,780          1,020,915
   Issued in connection with
     acquisition (Note 7) ...........................               --               769,928                --            1,010,018
   Issued to shareholders in
     reinvestment of dividends ......................             70,598             160,014             159,512            347,896
   Repurchased ......................................           (635,900)         (1,697,523)         (1,259,161)        (2,195,110)
                                                           -------------       -------------       -------------     -------------
   Net increase (decrease) in
     shares outstanding .............................           (336,568)            205,212            (878,869)           183,719
                                                           =============       =============       =============      =============
RETAIL B SHARES:
   Sold .............................................             42,338              30,291                 N/A                N/A
   Issued to shareholders in
     reinvestment of dividends ......................                630                 517                 N/A                N/A
   Repurchased ......................................            (11,816)             (4,785)                N/A                N/A
                                                           -------------       -------------       -------------     -------------
   Net increase in
     shares outstanding .............................             31,152              26,023                 N/A                N/A
                                                           =============       =============       =============      =============
TRUST SHARES:
   Sold .............................................          1,403,797           4,305,171           1,676,362          3,525,379
   Issued in connection with
     acquisition (Note 7) ...........................               --             3,042,900                --            4,449,125
   Issued to shareholders in
     reinvestment of dividends ......................             64,867             117,626             178,789            306,699
   Repurchased ......................................         (1,850,153)         (5,127,353)         (2,581,865)        (5,140,526)
                                                           -------------       -------------       -------------     --------------
   Net increase (decrease) in
     shares outstanding .............................           (381,489)          2,338,344            (726,714)         3,140,677
                                                           =============       =============       =============      =============

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND   STATEMENTS OF CHANGES IN NET ASSETS -
---------------   CAPITAL STOCK ACTIVITY (CONTINUED)

                                                                 CORPORATE BOND FUND                 HIGH QUALITY BOND FUND
                                                          ----------------------------------     ----------------------------------
                                                          SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED      YEAR ENDED
                                                           APRIL 30, 1997       OCTOBER 31,       APRIL 30, 1997       OCTOBER 31,
                                                            (UNAUDITED)            1996             (UNAUDITED)           1996
                                                           -------------       -------------       -------------      -------------
DOLLAR AMOUNTS
RETAIL A SHARES:
   Sold .............................................      $        --         $        --         $   2,075,988      $  11,663,127
   Issued to shareholders in
     reinvestment of dividends ......................               --                  --               689,732          1,325,701
   Repurchased ......................................               --                  --            (4,951,525)       (11,581,369)
                                                           -------------       -------------       -------------      -------------
   Net increase (decrease) in
     shares outstanding .............................      $        --         $        --         $  (2,185,805)     $   1,407,459
                                                           =============       =============       =============      =============

RETAIL B SHARES:
   Sold .............................................      $         N/A       $         N/A       $     584,128      $     650,504
   Issued to shareholders in
     reinvestment of dividends ......................                N/A                 N/A              18,222             11,298
   Repurchased ......................................                N/A                 N/A             (95,745)           (25,139)
                                                           -------------       -------------       -------------      -------------
   Net increase in
     shares outstanding .............................      $         N/A       $         N/A       $     506,605      $     636,663
                                                           =============       =============       =============      =============

TRUST SHARES:
   Sold .............................................      $   8,664,672       $  20,658,393       $  58,556,296      $  49,925,801
   Issued in connection with
     acquisition (Note 7) ...........................               --            88,144,360                --                 --
   Issued to shareholders in
     reinvestment of dividends ......................          1,596,414           3,047,222           3,019,404          5,272,956
   Repurchased ......................................        (27,974,807)        (40,160,472)        (37,480,189)       (38,640,554)
                                                           -------------       -------------       -------------      -------------
   Net increase (decrease) in
     shares outstanding .............................      $ (17,713,721)      $  71,689,503       $  24,095,511      $  16,558,203
                                                           =============       =============       =============      =============

SHARE ACTIVITY
RETAIL A SHARES:
   Sold .............................................               --                  --               199,600          1,104,626
   Issued to shareholders in
     reinvestment of dividends ......................               --                  --                66,478            126,818
   Repurchased ......................................               --                  --              (476,893)        (1,101,738)
                                                           -------------       -------------       -------------      -------------
   Net increase (decrease) in
     shares outstanding .............................               --                  --              (210,815)           129,706
                                                           =============       =============       =============      =============

RETAIL B SHARES:
   Sold .............................................                N/A                 N/A              56,455             63,032
   Issued to shareholders in
     reinvestment of dividends ......................                N/A                 N/A               1,761              1,098
   Repurchased ......................................                N/A                 N/A              (9,184)            (2,379)
                                                           -------------       -------------       -------------      -------------
   Net increase in
     shares outstanding .............................                N/A                 N/A              49,032             61,751
                                                           =============       =============       =============      =============

TRUST SHARES:
   Sold .............................................            830,066           2,097,643           5,620,833          4,770,415
   Issued in connection with
     acquisition (Note 7) ...........................               --             8,188,057                --                 --
   Issued to shareholders in
     reinvestment of dividends ......................            152,893             289,501             291,360            504,257
   Repurchased ......................................         (2,672,492)         (3,827,076)         (3,604,758)        (3,695,189)
                                                           -------------       -------------       -------------      -------------
   Net increase (decrease) in
     shares outstanding .............................         (1,689,533)          6,748,125           2,307,435          1,579,483
                                                           =============       =============       =============      =============

                       See Notes to Financial Statements.

---------------   SHORT-TERM BOND FUND
THE GALAXY FUND   FINANCIAL HIGHLIGHTS
---------------   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

RETAIL A SHARES

                                                     SIX MONTHS ENDED                  YEARS ENDED OCTOBER 31,
                                                      APRIL 30, 1997 --------------------------------------------------------------
                                                        (UNAUDITED)    1996          1995          1994        1993(2)    1992(1)(2)
                                                      -----------    -------       -------       -------      -------     -------
Net Asset Value, Beginning of Period ...........       $  9.99       $ 10.06       $  9.73       $ 10.30      $ 10.09     $ 10.00
                                                       -------       -------       -------       -------      -------     -------
Income from Investment Operations:
  Net investment income (A) ....................          0.26          0.52          0.55          0.44         0.47        0.42
  Net realized and unrealized gain (loss)
    on investments .............................         (0.08)        (0.07)         0.33         (0.51)        0.22        0.09
                                                       -------       -------       -------       -------      -------     -------
    Total from Investment Operations: ..........          0.18          0.45          0.88         (0.07)        0.69        0.51
                                                       -------       -------       -------       -------      -------     -------
Less Dividends:
  Dividends from net investment income .........         (0.26)        (0.52)        (0.55)        (0.44)       (0.47)      (0.42)
  Dividends from net realized capital gains ....          --            --            --            --          (0.01)       --
  Dividends in excess of
    net realized capital gains .................          --            --            --           (0.06)        --          --
                                                       -------       -------       -------       -------      -------     -------
    Total Dividends: ...........................         (0.26)        (0.52)        (0.55)        (0.50)       (0.48)      (0.42)
                                                       -------       -------       -------       -------      -------     -------
Net increase (decrease) in net asset value .....         (0.08)        (0.07)         0.33         (0.57)        0.21        0.09
                                                       -------       -------       -------       -------      -------     -------
Net Asset Value, End of Period .................       $  9.91       $  9.99       $ 10.06       $  9.73      $ 10.30     $ 10.09
                                                       =======       =======       =======       =======      =======     =======

Total Return(4) ................................          1.84%**       4.63%         9.28%        (0.68)%       6.98%       5.21%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..............       $29,789       $33,388       $31,542       $34,061      $85,211     $57,403
Ratios to average net assets:
  Net investment income including
    reimbursement/waiver .......................          5.29%*        5.22%         5.54%         4.43%        4.51%       5.77%*
  Operating expenses including
    reimbursement/waiver .......................          1.03%*        1.11%         0.99%         0.93%        0.86%       0.90%*
  Operating expenses excluding
    reimbursement/waiver .......................          1.24%*        1.35%         1.32%         1.14%        1.06%       1.20%*
Portfolio Turnover Rate ........................            73%**        214%          289%          233%         100%        114%**

---------------------------------------------------------------
*    Annualized
**   Not Annualized
(1)  The Fund commenced operations on December 30, 1991.
(2)  For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(3)  The Fund began offering Retail B Shares on March 4, 1996.
(4   Calculation does not include sales charge for Retail A Shares and Retail B Shares.
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:
                                                    SIX MONTHS ENDED                   YEARS ENDED OCTOBER 31,
                                                     APRIL 30, 1997  --------------------------------------------------------------
                                                      (UNAUDITED)      1996          1995          1994        1993(2)    1992(1)(2)
                                                      -----------    -------       -------       -------      -------     -------
Retail A Shares ................................       $  0.25       $  0.50       $  0.52       $  0.42      $  0.45     $  0.40
Trust Shares ...................................          0.26          0.53          0.54          0.42         0.45        0.40
Retail B Shares ................................          0.22          0.29          --            --           --          --

                       See Notes to Financial Statements.

 TRUST SHARES                                                                              RETAIL B SHARES
 SIX MONTHS ENDED                        YEARS ENDED OCTOBER 31,                           SIX MONTHS ENDED   PERIOD ENDED
  APRIL 30, 1997 ------------------------------------------------------------------         APRIL 30, 1997     OCTOBER 31,
   (UNAUDITED)     1996            1995           1994           1993(2)     1992(1)(2)      (UNAUDITED)       1996(3)
    ---------    -------         -------        -------         -------     -------            ------          -------
    $   9.99     $ 10.06         $  9.73        $ 10.30         $ 10.09     $ 10.00            $ 9.99          $ 10.09
    --------     -------         -------        -------         -------     -------            ------          -------
        0.27        0.55            0.57           0.44            0.47        0.42              0.23             0.31

       (0.08)      (0.07)           0.33          (0.51)           0.22        0.09             (0.07)           (0.10)
    --------     -------         -------        -------         -------     -------            ------          -------
        0.19        0.48            0.90          (0.07)           0.69        0.51              0.16             0.21
    --------     -------         -------        -------         -------     -------            ------          -------

       (0.27)      (0.55)          (0.57)         (0.44)          (0.47)      (0.42)            (0.24)           (0.31)
         --          --              --             --            (0.01)         --                --              --

         --          --              --           (0.06)            --           --                --              --
    --------     -------         -------        -------         -------     -------            ------          -------
       (0.27)      (0.55)          (0.57)         (0.50)          (0.48)      (0.42)            (0.24)           (0.31)
    --------     -------         -------        -------         -------     -------            ------          -------
       (0.08)      (0.07)           0.33          (0.57)           0.21        0.09             (0.08)           (0.10)
    --------     -------         -------        -------         -------     -------            ------          -------
    $   9.91     $  9.99         $ 10.06        $  9.73         $ 10.30     $ 10.09            $ 9.91          $  9.99
    ========     =======         =======        =======         =======     =======            ======          =======

        1.91%**     4.91%           9.55%         (0.66)%          6.98%       5.21%**           1.57%**          2.12%**

    $ 53,986     $58,227         $35,088        $39,843         $85,211     $57,403            $  567          $   260

        5.45%*      5.49%           5.79%          4.45%           4.51%       5.77%*            4.63%*           4.73%*

        0.87%*      0.84%          0.74%           0.91%           0.86%       0.90%*            1.69%*           1.77%*

        1.08%*      1.08%          1.02%           1.11%           1.06%       1.20%*            1.89%*           1.98%*
          73%**      214%           289%            233%            100%        114%**             73%**           214%


---------------  INTERMEDIATE GOVERNMENT INCOME FUND
THE GALAXY FUND  FINANCIAL HIGHLIGHTS
---------------  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

RETAIL A SHARES
                                                   SIX MONTHS ENDED                         YEARS ENDED OCTOBER 31,
                                                    APRIL 30, 1997   ------------------------------------------------------------
                                                     (UNAUDITED)       1996          1995          1994        1993(1)     1992(1)
                                                    --------------   -------       -------       -------      -------     -------
Net Asset Value, Beginning of Period ...........       $ 10.06       $ 10.28       $  9.68       $ 10.72      $ 10.83     $ 10.46
                                                       -------       -------       -------       -------      -------     -------

Income from Investment Operations:
   Net investment income (A) ...................          0.29          0.57          0.61          0.57         0.65        0.71
   Net realized and unrealized gain (loss)
     on investments ............................         (0.11)        (0.22)         0.60         (1.03)        0.10        0.40
                                                       -------       -------       -------       -------      -------     -------
     Total from Investment Operations: .........          0.18          0.35          1.21         (0.46)        0.75        1.11
                                                       -------       -------       -------       -------      -------     -------
 Less Dividends:
   Dividends from net investment income ........         (0.29)        (0.57)        (0.61)        (0.56)       (0.64)      (0.74)
   Dividends in excess of net
     investment income .........................          --            --            --           (0.01)       (0.03)       --
   Dividends from net realized capital gains ...          --            --            --            --          (0.19)       --
   Dividends in excess of net
     realized capital gains ....................          --            --            --           (0.01)        --          --
                                                       -------       -------       -------       -------      -------     -------
     Total Dividends: ..........................         (0.29)        (0.57)        (0.61)        (0.58)       (0.86)      (0.74)
                                                       -------       -------       -------       -------      -------     -------
 Net increase (decrease) in net asset value ....         (0.11)        (0.22)         0.60         (1.04)       (0.11)       0.37
                                                       -------       -------       -------       -------      -------     -------
 Net Asset Value, End of Period ................       $  9.95       $ 10.06       $ 10.28       $  9.68      $ 10.72     $ 10.83
                                                       =======       =======       =======       =======      =======     =======

 Total Return(2) ...............................          1.83%**       3.58%        12.85%        (4.42)%       7.06%      10.95%

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) .............       $70,119       $79,741       $79,558       $94,669     $447,359    $199,135
 Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ......................          5.87%*        5.69%         6.10%         5.58%        6.03%       6.52%
   Operating expenses including
     reimbursement/waiver ......................          1.00%*        1.04%         1.02%         0.78%        0.80%       0.80%
   Operating expenses excluding
     reimbursement/waiver ......................          1.20%*        1.24%         1.26%         0.99%        1.00%       0.94%
 Portfolio Turnover Rate .......................            57%**        235%          145%          124%         153%        103%

--------------------------------------------------------------------
*    Annualized
**   Not Annualized
(1)  For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
(2)  Calculation does not include sales charge for Retail A Shares.
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator was as follows:
                                                   SIX MONTHS ENDED                         YEARS ENDED OCTOBER 31,
                                                    APRIL 30, 1997   ------------------------------------------------------------
                                                     (UNAUDITED)       1996          1995          1994        1993(1)     1992(1)
                                                    --------------   -------       -------       -------      -------     -------
Retail A Shares ................................       $  0.28       $  0.55       $  0.58       $  0.54      $  0.63     $  0.70
Trust Shares ...................................          0.30          0.58          0.62          0.54         0.63        0.70


                       See Notes to Financial Statements.

   TRUST SHARES
 SIX MONTHS ENDED                  YEARS ENDED OCTOBER 31,
  APRIL 30, 1997 ------------------------------------------------------------
   (UNAUDITED)     1996         1995         1994          1993(1)     1992(1)
    ---------    -------      -------      -------        -------     -------
    [S]          [C]         [C]           [C]            [C]         [C]

    $  10.06    $  10.28     $   9.68      $  10.72       $  10.83    $  10.46
    --------    --------     --------      --------       --------    --------

        0.31        0.60         0.64          0.57           0.65        0.71

       (0.11)      (0.22)        0.60         (1.03)          0.10        0.40
    --------    --------     --------      --------       --------    --------
        0.20        0.38         1.24         (0.46)          0.75        1.11
    --------    --------     --------      --------       --------    --------
       (0.31)      (0.60)       (0.64)        (0.56)         (0.64)      (0.74)

         --          --           --          (0.01)         (0.03)         --
         --          --           --            --           (0.19)         --

         --          --           --          (0.01)           --           --
    --------    --------     --------      --------       --------    --------
       (0.31)      (0.60)       (0.64)        (0.58)         (0.86)      (0.74)
    --------    --------     --------      --------       --------    --------
       (0.11)      (0.22)        0.60         (1.04)         (0.11)       0.37
    --------    --------     --------      --------       --------    --------
    $   9.95    $  10.06     $  10.28      $   9.68       $  10.72    $  10.83
    ========    ========     ========      ========       ========    ========

        1.97%**     3.88%       13.18%        (4.39)%         7.06%      10.95%

    $204,171    $213,750     $186,037      $212,144       $447,359    $199,135

        6.14%*      5.98%        6.39%         5.61%          6.03%       6.52%

        0.73%*      0.75%        0.73%         0.75%          0.80%       0.80%

        0.93%*      0.95%        0.94%         0.95%          1.00%       0.94%
          57%**      235%         145%          124%           153%        103%

---------------  CORPORATE BOND FUND
THE GALAXY FUND  FINANCIAL HIGHLIGHTS
---------------  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

TRUST SHARES
                                                           SIX MONTHS ENDED
                                                            APRIL 30, 1997        YEAR ENDED           PERIOD ENDED
                                                             (UNAUDITED)       OCTOBER 31, 1996     OCTOBER 31, 1995(1)
                                                            --------------     ----------------     ----------------

Net Asset Value, Beginning of Period .................         $ 10.53              $  10.74            $ 10.00
                                                               -------              --------            -------
Income from Investment Operations:
Net investment income (A) ............................            0.33                  0.64               0.61
Net realized and unrealized gain (loss) on investments           (0.19)                (0.13)              0.74
                                                               -------              --------            -------
Total from Investment Operations: ....................            0.14                  0.51               1.35
                                                               -------              --------            -------
Less Dividends:
Dividends from net investment income .................           (0.33)                (0.64)             (0.61)
Dividends from net realized capital gains ............           (0.01)                (0.08)           --
                                                               -------              --------            -------
Total Dividends: .....................................           (0.34)                (0.72)             (0.61)
                                                               -------              --------            -------
Net increase (decrease) in net asset value ...........           (0.20)                (0.21)              0.74
                                                               -------              --------            -------
Net Asset Value, End of Period .......................         $ 10.33              $  10.53            $ 10.74
                                                               =======              ========            =======

Total Return .........................................            1.30%**               5.00%             13.85%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ....................         $88,220              $107,728            $37,391
Ratios to average net assets:
Net investment income including reimbursement/waiver .            6.28%*                6.13%              6.61%*
Operating expenses including reimbursement/waiver ....            0.82%*                0.85%              1.06%*
Operating expenses excluding reimbursement/waiver ....            1.02%*                1.05%              1.26%*
Portfolio Turnover Rate ..............................              17%**                 84%                41%**

------------------------------------------------------
*    Annualized
**   Not Annualized
(1)  The Fund commenced operations on December 12, 1994.
(A)  Net investment income per share before reimbursement/waiver of fees by the Investment Adviser and/or Administrator for the period ended April 30, 1997, for the year ended October 31, 1996 and for the period ended October 31, 1995 were $0.32 ,
     $0.62 and $0.57, respectively.

                       See Notes to Financial Statements.

---------------  HIGH QUALITY BOND FUND
THE GALAXY FUND  FINANCIAL HIGHLIGHTS
---------------  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

RETAIL A SHARES
                                                   SIX MONTHS ENDED                         YEARS ENDED OCTOBER 31,
                                                    APRIL 30, 1997   ------------------------------------------------------------
                                                     (UNAUDITED)       1996          1995          1994        1993(1)     1992(1)
                                                    --------------   -------       -------       -------      -------     -------
Net Asset Value, Beginning of Period ...........       $ 10.47       $ 10.63       $  9.54       $ 11.37      $ 10.60     $ 10.35
                                                       -------       -------       -------       -------      -------     -------
Income from Investment Operations:
   Net investment income (A) ...................          0.30          0.59          0.62          0.64         0.66        0.68
   Net realized and unrealized gain (loss)
     on investments ............................         (0.19)        (0.16)         1.09         (1.56)        0.93        0.36
                                                       -------       -------       -------       -------      -------     -------
     Total from Investment Operations: .........          0.11          0.43          1.71         (0.92)        1.59        1.04
                                                       -------       -------       -------       -------      -------     -------
 Less Dividends:
   Dividends from net investment income ........         (0.30)        (0.59)        (0.62)        (0.64)       (0.66)      (0.71)

   Dividends from net realized capital gains ...          --            --            --            --          (0.16)      (0.08)
   Dividends in excess of
     net realized capital gains ................          --            --            --           (0.27)        --          --
                                                       -------       -------       -------       -------      -------     -------
     Total Dividends: ..........................         (0.30)        (0.59)        (0.62)        (0.91)       (0.82)      (0.79)
                                                       -------       -------       -------       -------      -------     -------
Net increase (decrease) in net asset value .....         (0.19)        (0.16)         1.09         (1.83)        0.77        0.25
                                                       -------       -------       -------       -------      -------     -------
Net Asset Value, End of Period .................       $ 10.28       $ 10.47       $ 10.63       $  9.54      $ 11.37     $ 10.60
                                                       =======       =======       =======       =======      =======     =======

Total Return(2) ................................          1.06%**       4.24%        18.46%        (8.41)%      15.63%      10.32%

 Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..............       $28,269       $30,984       $30,093       $26,654     $162,594    $108,774
 Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ......................          5.82%*        5.66%         6.16%         6.25%        5.98%       6.55%
   Operating expenses including
     reimbursement/waiver ......................          0.97%*        1.07%         1.02%         0.81%        0.76%       0.87%
   Operating expenses excluding
     reimbursement/waiver ......................          1.18%*        1.28%         1.26%         1.02%        0.96%       0.94%
Portfolio Turnover Rate ........................            73%**        163%          110%          108%         128%        121%

---------------------------------------------------------
*    Annualized
**   Not Annualized
 (1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
 (2) Calculation does not include sales charge for Retail A Shares.
 (A) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Investment Adviser and/or
     Administrator for the period ended April 30, 1997 and for the years ended October 31, 1996, 1995, 1994, 1993 and 1992 were
     $0.29, $0.57, $0.59, $0.62, $0.63 and $0.67, respectively.

                       See Notes to Financial Statements.

---------------  HIGH QUALITY BOND FUND
THE GALAXY FUND  FINANCIAL HIGHLIGHTS
---------------  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


TRUST SHARES                                                                                         RETAIL B SHARES
                                     SIX MONTHS ENDED                                               SIX MONTHS ENDED   PERIOD ENDED
                                      APRIL 30, 1997      YEARS ENDED OCTOBER 31,                    APRIL 30, 1997     OCTOBER 31,
                                       (UNAUDITED)   1996      1995     1994     1993(1)   1992(1)     (UNAUDITED)        1996(2)
                                      -------------  ----      ----     ----     ----      ----     ----------------   ------------
Net Asset Value,
    Beginning of Period .............    $ 10.47   $ 10.63   $  9.54   $ 11.37   $ 10.60   $ 10.35       $ 10.47         $ 10.72
                                         -------   -------   -------   -------   -------   -------       -------         -------
Income from Investment
   Operations:
   Net investment income (A & B) ....       0.31      0.62      0.64      0.65      0.66      0.68          0.27           0.36
   Net realized and unrealized
     gain (loss) on investments .....      (0.19)    (0.16)     1.09     (1.56)     0.93      0.36         (0.19)         (0.25)
                                         -------   -------   -------   -------   -------   -------       -------         -------
     Total from
        Investment Operations: ......       0.12      0.46      1.73     (0.91)     1.59      1.04          0.08           0.11
                                         -------   -------   -------   -------   -------   -------       -------         -------
 Less Dividends:
   Dividends from net
     investment income ..............      (0.31)    (0.62)    (0.64)    (0.65)    (0.66)    (0.71)        (0.27)         (0.36)
   Dividends from net
     realized capital gains .........       --        --        --        --       (0.16)    (0.08)         --             --
   Dividends in excess of
     net realized capital gains .....       --        --        --       (0.27)     --        --            --             --
                                         -------   -------   -------   -------   -------   -------       -------         -------
     Total Dividends: ...............      (0.31)    (0.62)    (0.64)    (0.92)    (0.82)    (0.79)        (0.27)         (0.36)
                                         -------   -------   -------   -------   -------   -------       -------         -------
 Net increase (decrease) in net
     asset value ....................      (0.19)    (0.16)     1.09     (1.83)     0.77      0.25         (0.19)         (0.25)
                                         -------   -------   -------   -------   -------   -------       -------         -------
 Net Asset Value, End of Period .....    $ 10.28   $ 10.47   $ 10.63   $  9.54   $ 11.37   $ 10.60       $ 10.28         $10.47
                                         =======   =======   =======   =======   =======   =======       =======         ======
 Total Return(3) ....................       1.12%**   4.46%    18.66%    (8.39)%   15.63%    10.32%         0.75%**        1.14%**

 Ratios/Supplemental Data:
 Net Assets, End of Period (000's) ..    $170,164  $149,075  $134,631  $118,776  $162,594  $108,774      $ 1,139         $  646
 Ratios to average net assets:
   Net investment income
     including reimbursement/
     waiver .........................       5.94%*    5.88%     6.33%     6.28%     5.98%     6.55%         5.12%*         5.34%*
   Operating expenses including
     reimbursement/waiver ...........       0.86%*    0.85%     0.85%     0.78%     0.76%     0.87%         1.69%*         1.60%*
   Operating expenses excluding
     reimbursement/waiver ...........       1.09%*    1.06%     1.07%     0.98%     0.96%     0.94%         1.98%*         1.81%*
 Portfolio Turnover Rate ............         73%**    163%      110%      108%      128%      121%           73%**         163%

-------------------------------------------------------
 *   Annualized
 **  Not Annualized
 (1) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail A Shares and Trust Shares.
 (2) The Fund began offering Retail B Shares on March 4, 1996.
 (3) Calculation does not include sales charge for Retail B Shares.
 (A) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Investment Adviser and/or
     Administrator for the period ended April 30, 1997 and for the years ended October 31, 1996, 1995, 1994, 1993 and 1992 were
     $0.29, $ 0.60, $0.62, $0.63, $0.63 and $0.67, respectively.
 (B) Net investment income per share for Retail B Shares before reimbursement/waiver of fees by the Investment Adviser and/or
     Administrator for the period ended April 30, 1997 and for the year ended October 31, 1996 were $0.26 and $0.34, respectively.

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
---------------

1. ORGANIZATION

    The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of the date of this report, the Trust offered twenty-four managed investment portfolios. The accompanying financial statements and financial highlights are those of the Short-Term Bond, Intermediate Government Income, Corporate Bond and High Quality Bond Funds (individually, a "Fund", collectively, the "Funds") only.

    The Short-Term Bond and High Quality Bond Funds are authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). The Intermediate Government Income and Corporate Bond Funds are authorized to issue two series of shares (Trust Shares and Retail A Shares). Currently, the Short-Term Bond and High Quality Bond Funds offer all three series of shares, the Intermediate Government Income Fund offers Trust Shares and Retail A Shares and the Corporate Bond Fund offers Trust Shares only. Trust Shares, Retail A Shares and Retail B Shares are substantially the same except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge, (ii) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge, and
(iii) series specific expenses (distribution and/or shareholder servicing fees and transfer agent fees) are borne by the specific series of shares to which they relate. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

    PORTFOLIO VALUATION: Investment securities are valued by an independent pricing service approved by the Trust's Board of Trustees. When, in the judgment of the service, quoted bid prices are readily available and are representative of the bid side of the market, investments are valued at the mean between quoted bid prices and asked prices. Other investments are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type; indications as to values from dealers; and general market conditions. Short-term obligations that mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

    DIVIDENDS TO SHAREHOLDERS: Dividends from net investment income are determined separately for each series and are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

    Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    FEDERAL INCOME TAXES: The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is recorded.

    EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

    In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

    ORGANIZATION COSTS: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under Federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares purchased by a Fund's sponsor are redeemed during such period by any holder thereof, the Fund involved will be reimbursed by such holder for any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. INVESTMENT ADVISORY, ADMINISTRATION, SHAREHOLDER SERVICES AND OTHER FEES

    The Trust and Fleet Investment Advisors Inc. (the "Investment Adviser"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., are parties to an investment advisory agreement under which the Investment Adviser provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund (See Note 4).

    The Trust and First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which FDISG (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

    Prior to September 5, 1996, FDISG was entitled to receive administration fees, computed daily and paid monthly, at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.08% of combined average daily net assets over $5 billion.

    In addition, FDISG also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to these fee arrangements, FDISG compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

    First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of FDISG and an indirect wholly-owned subsidiary of First Data Corporation, serves as the exclusive distributor of the Trust's shares.

    The Trust has implemented a shareholder services plan ("Services Plan") with respect to Retail A Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares at an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.15% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

    The Trust has adopted a distribution and shareholder services plan (the "12b -1 Plan") with respect to Retail B Shares of the Short-Term Bond and High Quality Bond Funds. Under the 12b-1 Plan, the Trust may pay (i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liason/shareholder administrative support services are being made solely to Fleet Bank and its affiliates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily assets attributable to each of the Funds' outstanding Retail B Shares. The fees paid for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.15% and 0.15%, respectively, of the average daily net assets attributable to each of the Funds' outstanding Retail B Shares owned of record or beneficially by the institution's customers. The Trust, under the direction of the Board of Trustees, is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.15% of the average daily net asset value of Retail B Shares owned of record or beneficially by the institution's customers. For the six months ended April 30, 1997, the Funds paid shareholder servicing fees and/or distribution fees under the Services Plan and 12b-1 Plan as follows:


                                  SHAREHOLDER SERVICES           DISTRIBUTION
                                  --------------------           ------------
FUND                              RETAIL A    RETAIL B             RETAIL B
----                              --------    --------             --------
Short-Term Bond................   $ 22,118    $    254             $  1,102
Intermediate Government Income.     52,469         N/A                  N/A
Corporate Bond.................        N/A         N/A                  N/A
High Quality Bond..............     14,652         620                2,688

    Retail A Shares, Trust Shares and, effective March 1, 1996, Retail B Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate FDISG for payments made to Fleet Bank, an affiliate of the Investment Adviser, for performing certain sub-accounting and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. For the six months ended April 30, 1997, transfer agent charges for each series were as follows:


FUND                              RETAIL A    RETAIL B               TRUST
----                              --------    --------             --------
Short-Term Bond.................  $ 16,716    $    189             $ 22,954
Intermediate Government Income..    62,882         --                31,606
Corporate Bond..................    --             --                31,461
High Quality Bond...............    23,202       1,076              131,977

    Certain officers of the Trust may be officers of the Administrator and/or Distributor. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Adviser serves as an officer, Trustee or employee of the Trust. Each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II based on their relative net assets. Prior to November 1, 1996, each Trustee was entitled to receive for services as a trustee of the Trust and VIP an aggregate fee of $18,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees of the Trust and VIP and the President and Treasurer of the Trust and VIP were entitled to additional annual fees for their services in these capacities.

    In addition, effective March 1, 1996, each Trustee became eligible to participate in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed. On January 1, 1997, the Plan was merged into a combined Deferred Compensation Plan for the Trust, VIP and Galaxy II.

    Expenses for the six months ended April 30, 1997 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

    The Investment Adviser voluntarily agreed to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each series. The Investment Adviser may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. For the six months ended April 30, 1997, the Investment Adviser waived fees and/or reimbursed expenses with respect to the Funds in the following amounts:

                                 FEES WAIVED       REIMBURSEMENT
                                      BY                BY
                                  INVESTMENT        INVESTMENT
FUND                                ADVISER           ADVISER
----                               --------           -------
Short-Term Bond..........          $ 88,198           $ 2,402
Intermediate
  Government Income......           283,240              --
Corporate Bond...........            94,209              --
High Quality Bond........           190,075            28,227

5. SHARES OF BENEFICIAL INTEREST

    The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into twenty-four classes of shares each consisting of one or more series including: Class L - Series 1 Shares (Trust Shares), Class L - Series 2 Shares (Retail A Shares) and Class L - Series 3 Shares (Retail B Shares) - Short-Term Bond Fund; Class D Shares (Trust Shares) and Class D - Special Series 1 Shares (Retail A Shares) Intermediate Government Income Fund; Class T - Series 1 Shares (Trust Shares) and Class T - Series 2 Shares (Retail A Shares) Corporate Bond Fund; and Class J - Series 1 Shares (Trust Shares), Class J - Series 2 Shares (Retail A Shares) and Class J - Series 3 Shares (Retail B Shares) - High Quality Bond Fund.

    Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares bear the expense of payments under the Services Plan, Retail B Shares bear the expense of payments under the 12b-1 Plan and Retail A Shares, Retail B Shares and Trust Shares each bear series specific transfer agent charges) and are entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

    Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

6.  PURCHASES AND SALES OF SECURITIES

    The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 1997 were as follows:

FUND
PURCHASES                                        GOVERNMENT            OTHER
---------                                       ------------       ------------
Short-Term Bond ......................         $ 41,004,006        $ 24,952,649
Intermediate
  Government Income ..................          136,990,408          23,911,188
Corporate Bond .......................           10,166,640           5,203,446
High Quality Bond ....................           97,133,479          56,321,253

Sales
-----
Short-Term Bond ......................           36,896,136          20,080,247
Intermediate
  Government Income ..................          149,567,915          28,254,709
Corporate Bond .......................           14,679,252          18,472,619
High Quality Bond ....................          111,269,273          25,050,383

  The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation), and cost for all securities as computed on a federal income tax basis at April 30, 1997 for each Fund is as follows:

FUND                                           APPRECIATION       (DEPRECIATION)
----                                           ------------        ------------
Short-Term Bond ......................         $    238,852        $   (441,154)
Intermediate Government
  Income .............................            1,285,794          (1,402,952)
Corporate Bond .......................              852,034          (2,199,473)
High Quality Bond ....................            1,381,100          (1,270,302)

FUND                                                 NET                 COST
----                                           ------------        ------------
Short-Term Bond ......................         $   (202,302)       $ 86,644,673
Intermediate Government
  Income .............................             (117,158)        272,427,081
Corporate Bond .......................           (1,347,439)         89,393,007
High Quality Bond ....................              110,798         201,682,547

    At October 31, 1996 the following Funds had capital loss carryforwards:

FUND                                              AMOUNT            EXPIRATION
----                                           ------------        ------------
Short-Term Bond ......................         $    166,802                2000
                                                  1,797,977                2001
                                                  2,843,359                2002
                                                  1,206,932                2003
                                                     10,917                2004
Intermediate
  Government Income ..................            1,515,799                2001
                                                 20,986,933                2002
                                                  3,291,626                2003
                                                  2,479,060                2004
Corporate Bond .......................               73,972                2001
                                                  1,153,008                2002
                                                  1,309,536                2003
High Quality Bond ....................            1,618,642                2002
                                                  2,998,422                2003

7. ACQUISITION OF THE SHAWMUT FUNDS

    At a meeting held on June 12, 1995, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the "Agreement") for the acquisition of The Shawmut Funds ("Shawmut") by the Trust. Pursuant to the Agreement, all of the assets and liabilities of the Shawmut Limited Term Income Fund, the Shawmut Intermediate Government Income Fund and the Shawmut Fixed Income Fund were transferred to the Galaxy Short-Term Bond Fund, the Galaxy Intermediate Government Income Fund and the Galaxy Corporate Bond Fund, respectively, in exchange for Retail A and Trust Shares of the Galaxy Short-Term Bond Fund, Retail A and Trust Shares of the Galaxy Intermediate Government Income Fund and Trust Shares of the Galaxy Corporate Bond Fund, respectively. Accordingly, the net assets of the Shawmut Limited Term Income Fund, the Shawmut Intermediate Government Income Fund and the Shawmut Fixed Income Fund, respectively were exchanged for 769,928 Retail A Shares and 3,042,900 Trust Shares of the Galaxy Short-Term Bond Fund, 1,010,018 Retail A Shares and 4,449,125 Trust Shares of the Galaxy Intermediate Government Income Fund and 8,188,057 Trust Shares of the Galaxy Corporate Bond Fund, respectively. In related transactions, the assets and liabilities of the other Shawmut portfolios were transferred to corresponding Galaxy portfolios in exchange for shares in such Galaxy portfolios. The reorganization, which qualified as a tax-free reorganization for federal income tax purposes, was completed on December 4, 1995 following approval of the reorganization by Shawmut shareholders. Certain share registration fees incurred in connection with the reorganization were borne by the Trust. The following is a summary of the Net Assets, Shares Outstanding, Net Asset Values per share and Unrealized Appreciation associated with the transaction:

                                                      Before Acquisition                            After Acquisition
                                               ---------------------------------                    -----------------
                                                  Galaxy                Shawmut                          Galaxy
                                                Short-Term           Limited Term                      Short-Term
                                                   Bond                 Income                            Bond
                                               ------------         ------------                      ------------
Net Assets...............................      $ 67,193,642         $ 38,592,419                      $105,786,061
Shares outstanding.......................         6,639,613            4,010,158                        10,452,440
Retail A Net Asset Value, per share......      $      10.12         $       9.63                      $      10.12
Trust Net Asset Value, per share.........      $      10.12         $       9.62                      $      10.12
Unrealized Appreciation..................      $  1,401,348         $    520,971

                                                      Before Acquisition                            After Acquisition
                                               ---------------------------------                    -----------------
                                                  Galaxy                Shawmut                          Galaxy
                                               Intermediate          Intermediate                     Intermediate
                                                Government            Government                       Government
                                                  Income                Income                           Income
                                               ------------         ------------                      ------------
Net Assets...............................      $268,704,491         $ 56,676,793                      $325,381,284
Shares outstanding.......................        25,878,466            5,718,050                        31,337,609
Retail A and Trust Net Asset Value, per share  $      10.38         $       9.91                      $      10.38
Unrealized Appreciation..................      $  8,182,521         $  1,253,530

                                                      Before Acquisition                            After Acquisition
                                               ---------------------------------                    -----------------
                                                  Galaxy                Shawmut                          Galaxy
                                                 Corporate               Fixed                          Corporate
                                                   Bond                 Income                            Bond
                                               ------------         ------------                      ------------
Net Assets................................     $ 37,891,079         $ 88,144,360                      $126,035,439
Shares outstanding........................        3,518,577            8,818,538                        11,706,634
Retail A and Trust Net Asset Value, per share  $      10.77         $      10.00                      $      10.77
Unrealized Appreciation...................     $  2,501,831         $  1,370,661

8. IMPOSITION OF FRONT-END SALES LOAD

    Effective December 1, 1995, the public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus, if applicable, a maximum 3.75% front-end sales charge. Reduced sales charges are available. No sales charge is assessed on certain transactions and/or investors, including purchases by persons who were beneficial owners of shares of Galaxy or any other funds advised by Fleet Investment Advisors Inc. or its affiliates before December 1, 1995.

----------------
  Shareholder
   Services
----------------

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.


"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund.

QUARTERLY MAGAZINE

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology.

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a Fleet One or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

INVESTMENT SPECIALISTS

In many Fleet branch offices or in the convenience of your home or office, you can visit one-on-one with an Investment Specialist* who can help you select the investments that match your individual needs. This service is at no cost to you.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-800-628-0414 for information on initial purchases and current performance.

CUSTOMER SERVICE

Quality customer service is only a phone call away. Call 1-800-628-0414 between 9 a.m. and 5 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.

In addition, Galaxy's state-of-the-art InvestConnect automated voice response system is available to serve you 24-hours a day, seven days a week by calling 1-800-FOR-GLXY (367-4599).

-----------------------------------------------------------------------------
Certain shareholder services may not be available for Trust Share investors. Please consult your Fund Prospectus.

* Shares of the Funds are distributed through First Data Distributors, Inc., member NASD and SIPC. Investment Specialists are registered representatives of FIS Securities, Inc., member NASD, Fleet Enterprises, Inc., member NASD and SIPC, or MDS Securities Inc., member NASD and SIPC.

                                    TRUSTEES
                                  AND OFFICERS
                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                 John T. O'Neill
                              President, Treasurer
                                   and Trustee

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     Trustee

                                Donald B. Miller
                                     Trustee

                                  James M. Seed
                                     Trustee

                               Bradford S. Wellman
                                     Trustee

                                    W. Bruce
                               McConnel, III, Esq.
                                    Secretary

                                  Jylanne Dunne
                                Vice President &
                               Assistant Treasurer

                               INVESTMENT ADVISOR
                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                                   Boston, MA
                                      02109

                                   DISTRIBUTOR
                                   First Data
                               Distributors, Inc.
                               4400 Computer Drive
                                  Westborough,
                               Massachusetts 01581

                                  ADMINISTRATOR
                    First Data Investor Services Group, Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108


This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc. or any Fleet bank. Shares of the funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the funds involves investment risks, including the possible loss of principal.

                                [recycle symbol]

                   This report was printed on recycled paper.

-------------------
      GALAXY          4400 Computer Drive
       FUNDS          Box 5108
-------------------   Westborough, MA 01581-5108

-------------------
   BULK RATE
   U. S. POSTAGE
   PAID
   PERMIT NO. 105
   N. READING, MA
-------------------

FN-084 (5/97) Date of first use 7/1/97